EXHIBIT 10.3







                                N E T   L E A S E




                                     between

                         RUDY'S THERMO-NUCLEAR DEVICES,

                                    Landlord

                                       and

                            TDL MANUFACTURING, INC.,
                       TULIP DEVELOPMENT LABORATORY, INC.

                          jointly and severally, Tenant

                                    Premises:
                                    --------

                                1765 Walnut Lane,
                                   Quakertown,
                                Milford Township,
                                  Bucks County,
                                  Pennsylvania
                                        i
                                TABLE OF CONTENTS
                                -----------------


ARTICLE  1  DEMISED  PREMISES;  TERM  OF  LEASE;  POSSESSION                  1
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ARTICLE  2  RENT                                                              2
----------------
ARTICLE  3  PAYMENT  OF  TAXES,  ASSESSMENTS,  ETC.                           5
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ARTICLE  4  SURRENDER;  REMOVAL  OF  PERSONALTY                               7
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ARTICLE  5  INSURANCE                                                         8
---------------------
ARTICLE  6  RIGHT  TO  PERFORM  OTHER  PARTIES'  COVENANTS                   10
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ARTICLE  7  REPAIRS,  MAINTENANCE  AND CONDITION OF THE DEMISED PREMISES     11
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ARTICLE  8  COMPLIANCE  WITH  LAWS                                           12
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ARTICLE  9  CHANGES,  ALTERATIONS,  ADDITIONS                                15
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ARTICLE  10  DISCHARGE  OF  LIENS                                            16
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ARTICLE  11  NO  WASTE                                                       17
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ARTICLE  12  USE  OF  DEMISED  PREMISES                                      17
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ARTICLE  13  ENTRY  ON  DEMISED  PREMISES  BY  LANDLORD                      18
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ARTICLE  14  INDEMNIFICATION  OF  LANDLORD  AND  TENANT                      19
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ARTICLE  15  DAMAGE  OR  DESTRUCTION                                         20
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ARTICLE  16  CONDEMNATION                                                    21
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ARTICLE  17  INTENTIONALLY  OMITTED                                          23
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ARTICLE  18  ASSIGNMENTS,  MORTGAGES  AND SUBLEASES OF TENANT'S INTEREST     23
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ARTICLE  19  CONDITIONAL  LIMITATIONS--DEFAULT  PROVISIONS                   25
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ARTICLE  20  SECURITY  DEPOSIT                                               30
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ARTICLE  21  CONDITION  OF  DEMISED  PREMISES                                30
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ARTICLE  22  NOTICES                                                         31
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ARTICLE  23  HOLDOVER                                                        31
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ARTICLE  24  QUIET  ENJOYMENT                                                31
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ARTICLE  25  EXCAVATION  AND  SHORING                                        32
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ARTICLE  26  NO  RENT  ABATEMENT                                             32
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ARTICLE  27  [INTENTIONALLY  OMITTED]                                        33
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ARTICLE  28  ESTOPPEL  CERTIFICATES                                          33
-----------------------------------
ARTICLE  29  SUBORDINATION,  NON-DISTURBANCE  AND  ATTORNMENT                34
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ARTICLE  30  WAIVER  OF  JURY  TRIAL  AND  COUNTERCLAIMS                     35
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ARTICLE  31  DEFINITION  OF  CERTAIN  TERMS                                  35
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ARTICLE  32  BROKERS                                                         36
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ARTICLE  33  CONSENT  OF  LANDLORD                                           36
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ARTICLE  34  PAYMENTS  UNDER  PROTEST                                        37
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ARTICLE  35  GOVERNING  LAW;  NON-RECORDATION                                37
---------------------------------------------
ARTICLE  36  NO  ORAL  MODIFICATION                                          37
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ARTICLE  37  COVENANTS  TO  BIND  AND  BENEFIT  RESPECTIVE  PARTIES          37
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ARTICLE 38  CAPTIONS, TABLE OF CONTENTS AND INVALIDITY OF PARTICULAR PROVISIONS
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37
ARTICLE  39  CONSTRUCTION  OF  THIS  LEASE                                   38
------------------------------------------

                                    NET LEASE

     THIS NET LEASE (the "Lease") is made as of this __ day of ________, 2005 between RUDY'S THERMO-NUCLEAR DEVICES, a Pennsylvania limited partnership having
an  address of                                              ("LANDLORD") and TDL
                                                              --------
MANUFACTURING, INC. AND TULIP DEVELOPMENT LABORATORY, INC., each a Pennsylvania corporation having its principal place of business at 1765 Walnut Lane, Quakertown, Pennsylvania 18951 (each, and jointly and severally, "TENANT").
                                                                       ------

     This Lease is granted and accepted upon the foregoing and upon the following covenants and conditions, and subject to the following restrictions, and each of the parties hereby expressly covenants and agrees to keep, perform and observe all the terms, covenants and conditions herein contained on its part to be kept, performed and observed.


                                    ARTICLE 1

                   DEMISED PREMISES; TERM OF LEASE; POSSESSION
                   -------------------------------------------
     SECTION1.1    Except  for  that  portion  of  the  premises  identified  as
     ----------
Landlord's  Storage  (as  defined  below), Landlord hereby demises and leases to
     --
Tenant, and Tenant hereby leases from Landlord, the following described premises (the "DEMISED PREMISES"): all that certain plot, piece or parcel of land known
       -----------------
by the street number 1765 Walnut Lane, Quakertown, Pennsylvania, lying and being in Milford Township, Bucks County, Commonwealth of Pennsylvania, as more particularly bounded and described on Exhibit A annexed hereto and made a part
                                        ---------
hereof  (the  "LAND"),  together  with  all  of  the  buildings and improvements
               ----
constructed or to be constructed thereon (the "IMPROVEMENTS"), and together with
                                               ------------
all the right, title and interest, if any, of Landlord in and to any strips and gores of land adjoining the Demised Premises on any side thereof; any land lying in the bed of any street or avenue abutting the Demised Premises to the center line thereof; any easements or other rights in adjoining property inuring to Landlord by reason of ownership of the Demised Premises; and all fixtures and any replacements thereof, attached to or used in connection with the use, occupation and operation of the Demised Premises and all alterations, additions and improvements hereafter made to the Demised Premises, title to which may vest in Landlord; excepting however, approximately 1,200 square feet of the Demised Premises, currently occupied by Landlord, for continued storage of any maintenance materials and equipment as Landlord may designate, as more particularly described on Exhibit B annexed hereto and made a part hereof
                             ----------
("LANDLORD'S  STORAGE").
      ---------------

SUBJECT,  however,  to  the  following  (the  "PERMITTED  ENCUMBRANCES"):
                                               -----------------------

     (a)     All  of  the easements, covenants restrictions and other matters of record, to the extent that the same are in full force and effect, listed on Exhibit C attached hereto and made a part hereof; and
    ------
(b) Present and future zoning laws, ordinances, resolutions and regulations of the Township of Milford and all present and future ordinances, laws, regulations and orders of all boards, bureaus, commissions and bodies of any municipal, county, state or federal sovereigns now or hereafter having or acquiring jurisdiction of the Demised Premises and the use and improvement thereof.
     SECTION1.2    The  term  of  this  Lease  (the  "TERM")  shall  begin  on
     ----------                                       ----
_______________,  2005  (the  "COMMENCEMENT DATE") and shall end the last day of
     -----                     -----------------
the calendar month in which shall occur the fifth (5th) anniversary of the Commencement Date (the "FIXED EXPIRATION DATE"), unless sooner terminated or
                           ----------------------
extended  as  provided  herein  (the  "EXPIRATION  DATE").
                                       ----------------

                                    ARTICLE 2

                                      RENT
                                      ----
     SECTION2.1    A.     Tenant  shall  pay to Landlord, in lawful money of the
     ----------
United States which shall be legal tender for payment of all debts, public and private, at the time of payment, in the manner and at the address of Landlord specified in this Article 2, during the Term an annual rent (the "NET RENT"),
                     ---------                                       --------
over  and  above  the other payments to be made hereunder by Tenant, as follows:

     (i) From the Commencement Date through and including the last day of the calendar month in which shall occur the first anniversary of the Commencement Date, at the rate of $109,200.00, in equal monthly installments of $9,100.00;
(ii) From the first day of the calendar month immediately following the last day of the calendar month in which such first anniversary occurred through and including the last day of the calendar month in which shall occur the second anniversary of the Commencement Date, at the rate of $111,384.00, in equal monthly installments of $9,282.00;
(iii) From the first day of the calendar month immediately following the last day of the calendar month in which such second anniversary occurred through and including the last day of the calendar month in which shall occur the third anniversary of the Commencement Date at the rate of $113,616.00, in equal monthly installments of $9,468.00;
(iv) From the first day of the calendar month immediately following the last day of the calendar month in which such third anniversary occurred, through and including the last day of the calendar month in which shall occur the fourth anniversary of the Commencement Date, at the annual rate of $117,024.00, in equal monthly installments of $9,752.00; and
(v) From the first day of the calendar month immediately following the last day of the calendar month in which the fourth anniversary occurred, through and including the last day of the Term, at the annual rate of $120,528.00, in equal monthly installments of $10,044.00.
     B. Such Net Rent shall be paid, except as otherwise provided herein, without notice or demand, and without set-off, offset, credit, abatement or deduction of any kind whatsoever, in advance on the first day of each and every month of the Term.
C.     All  Net  Rent  and all other sums due from Tenant to Landlord under this
Lease  (collectively,  "RENT") shall be payable, at Tenant's election, either by
                        ----
(a) wire transfer of funds to an account designated by Landlord from time to time or (b) a check drawn on a bank which is a member of the Pennsylvania Clearinghouse Association or a successor thereto. Until Tenant shall have been given notice otherwise by Landlord, Tenant shall pay Rent by check to Landlord at its address set forth in Article 22.
                                  -----------
     SECTION2.2    If  the  Term hereof shall commence on any day other than the
     ----------
first day of a calendar month, Tenant shall pay Landlord on the Commencement Date proportionate amount of Net Rent due for the balance of such current month.

     SECTION2.3    It is the purpose and intent of Landlord and Tenant that this
     ----------
is  a  net lease which shall yield to Landlord the Net Rent specified in Section
                                                                         -------
2.01.A  hereof  in  each  year during the Term of this Lease and that all costs,
 -----
expenses  and  obligations  of  every kind and nature whatsoever relating to the
 --
maintenance,  operation  and  repair  of the Demised Premises which may arise or
 --
become  due  during  or  out  of the Term of this Lease shall be paid by Tenant,
 --
except  as  herein  otherwise  specifically  provided;  provided,  however, that
 --
nothing  herein  contained  shall  be construed to require Tenant to pay (i) the
 --
principal  of,  or  interest  on,  or  any  other  payments  with respect to any
 --
indebtedness secured by any mortgage which may now or hereafter affect the Land,
 --
the Improvements or any superior lease and the leasehold interest created thereby, and all renewals, extensions, supplements, amendments, modifications, consolidations and replacements thereof or thereto, substitutions therefor, and advances made thereunder (each, a "FEE MORTGAGE"), any rent on any underlying
                                      ------------
lease, or any other indebtedness of Landlord of any kind, or (ii) any tax, fee or other amount not payable by Tenant pursuant to Section 3.2 hereof, all of
                                                      -----------
which  amounts  shall  be  payable  by  Landlord.

     SECTION2.4    A.     All  Impositions  (as  hereinafter  defined) and other
     ----------
sums payable by Tenant pursuant to the terms of this Lease (collectively, the "ADDITIONAL RENT") shall constitute additional rent and shall be due and payable
  --------------
under this Lease at the time and in the manner herein provided for the payment of Net Rent, and in the event of nonpayment of same by Tenant, Landlord shall have all rights and remedies with respect thereto as Landlord has hereunder for the nonpayment of the Net Rent. The extension of time for payment of any installment of Rent, or the acceptance by Landlord of any money other than current legal tender of the United States of America, shall not be deemed a waiver of the rights of Landlord to insist upon having all other payments of Rent made in the manner and at the time herein specified.
     B. In the event Tenant shall fail to pay in good funds any installment of Rent on or before the tenth (10th) day after same is due, in order to partially defray Landlord's administrative expenses resulting therefrom, which Tenant acknowledges shall be difficult to measure, Tenant shall pay to Landlord a late charge of three (3%) percent of the amount then due. This late charge shall be deemed Additional Rent and shall, at Landlord's option, be added to the Rent for the month in which the Rent shall be due. The demand for and collection of the aforesaid late charges shall in no way be construed as a waiver of any and all remedies that Landlord may have, either by summary proceedings or otherwise, as a result of an Event of Default in payment of Rent.
C. No payment by Tenant or receipt by Landlord of a lesser amount than the Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated Rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy in this Lease.
     SECTION2.5    Tenant shall have the option to extend the term of this Lease
     -------
for one (1) additional period of five (5) years from and after the Fixed Expiration Date (the "OPTION TERM"), by written notice to Landlord at least
                         ------------
ninety (90) days prior to the Fixed Expiration Date. In the event the option is so exercised, the term of the Lease shall be extended on the same terms and conditions, except that the Net Rent during the Option Term shall be as follows:
     (i) From the first day of the calendar month immediately following the last day of the calendar month in which such fifth anniversary occurred through and including the last day of the calendar month in which shall occur the sixth anniversary of the Commencement Date, at the rate of $122,938.56, in equal monthly installments of $10,244.88;
(ii) From the first day of the calendar month immediately following the last day of the calendar month in which such sixth anniversary occurred through and including the last day of the calendar month in which shall occur the seventh anniversary of the Commencement Date, at the rate of $125,397.33, in equal monthly installments of $10,449.78;
(iii) From the first day of the calendar month immediately following the last day of the calendar month in which such seventh anniversary occurred through and including the last day of the calendar month in which shall occur the eighth anniversary of the Commencement Date at the rate of $127,905.28, in equal monthly installments of $10,658.77;
(iv) From the first day of the calendar month immediately following the last day of the calendar month in which such eighth anniversary occurred, through and including the last day of the calendar month in which shall occur the ninth anniversary of the Commencement Date, at the annual rate of $131,742.44, in equal monthly installments of $10,978.54; and
(v) From the first day of the calendar month immediately following the last day of the calendar month in which the ninth anniversary occurred, through and including the last day of the Option Term, at the annual rate of $135,694.71, in equal monthly installments of $11,307.89.
                                    ARTICLE 3

                       PAYMENT OF TAXES, ASSESSMENTS, ETC.
                       -----------------------------------
     SECTION3.1    A.     Tenant  shall  pay  or cause to be paid (except as set
     ----------
forth  in Section 3.2 hereof), before any fine, penalty, interest or cost may be
          -----------
added thereto for the non-payment thereof, all taxes, assessments, water and sewer rents, rates and charges, vault license fees or rentals, levies, license and permit fees and other governmental charges, general and special, ordinary and extraordinary, foreseen and unforeseen, of any kind and nature whatsoever which at any time during Tenant's lease of the Demised Premises or during the Term of this Lease may be assessed, levied, imposed upon or become due and payable out of, or become a lien upon, the Demised Premises or any part thereof or appurtenance thereto (collectively, the "IMPOSITIONS", and individually, an
                                              -----------
"IMPOSITION").  If,  by  law, any Imposition may be paid in installments, Tenant
 ----------
may  pay  the  same  in  the  minimum  installments  permitted by the applicable
 -
governmental  entity.  Tenant  shall  pay only such installments as shall become
 -
due during Tenant's lease of the Demised Premises during the Term of this Lease.
 -
All Impositions for the fiscal or tax years in which the Term of this Lease ends shall be apportioned so that Tenant shall pay only the portion thereof which corresponds with the portion of said year as is within the Term.

     B.     Notwithstanding  Section  3.1.A,  following  an  Event  of  Default
                             --------------
hereunder, or in the event any trustee, mortgagee or holder of any Fee Mortgage (each, a "FEE MORTGAGEE") shall require the following, then following receipt by
          -------------
Tenant from Landlord of notice to such effect, Tenant shall pay to Landlord, with each monthly installment of Net Rent, commencing with the next monthly installment of Net Rent coming due after said notice is received, a sum equal to one-twelfth (1/12th) of the annual amount of each Imposition next coming due as determined by Landlord, which such sums shall be adjusted by Landlord periodically to reflect actual increases or decreases in such Impositions next coming due, so that on the next date on which any installment of such Imposition shall be due by Landlord to the appropriate taxing authority, Landlord shall have previously collected from Tenant sufficient sums on account of such Imposition to enable Landlord to pay as and when same is due. If the actual amount of an Imposition is unknown, upon discovering the actual amount of such Imposition, Landlord shall make appropriate adjustments to the amount of such monthly installments. If at any time Landlord shall determine that the amount collected from Tenant on account of the next installment of a Imposition shall be deficient, then Tenant shall deposit with Landlord within ten (10) days of demand therefore, the amount of such deficiency. If at any time Landlord shall determine that the amount collected or estimated to be collected from Tenant on account of the Impositions next coming due is in excess of the amount actually due, Landlord shall apply the excess to the next monthly installment of Impositions coming due.
C. Tenant shall be responsible for and shall pay, before delinquency, all municipal, county, state and federal taxes assessed during the term of this Lease against any personal property of any kind owned by or placed in, upon or about the Demised Premises by Tenant.
     SECTION3.2    Nothing  herein  contained shall require Tenant to pay any of
     ----------
the following (and the following shall not be deemed included within the term "Imposition"): municipal, state or federal income taxes, capital levy, gift, estate, succession or inheritance taxes of Landlord, corporate profit or franchise taxes imposed upon any corporate owner of the fee of the Demised Premises, income, profit, or revenue taxes, assessments or charges imposed upon the Rent payable by Tenant under this Lease, or transfer taxes imposed upon Landlord by reason of transfer of any interest of Landlord in the Demised Premises. Notwithstanding the foregoing, if at any time during the Term of this Lease the methods of taxation prevailing at the commencement of the Term hereof shall be altered so that in lieu of, in addition to or as a substitute for the whole or any part of the Impositions payable upon the date hereof, there shall be levied, assessed or imposed a tax, assessment, levy, imposition or charge, wholly or partially as a capital levy or otherwise, on the Rents received therefrom, or measured by or based in whole or in part upon the Demised Premises and imposed upon Landlord, then all such taxes, assessments, levies, impositions or charges or the part thereof so measured or based, computed as if the Demised Premises was Landlord's only property, shall be deemed to be included within the term "Impositions". Tenant shall, in addition to the foregoing, pay any new tax of a nature not presently in effect but which may be hereafter levied, assessed, or imposed upon Landlord or the Demised Premises, if such tax shall be based on or arise out of the ownership, use or operation of the Demised Premises. For the purpose of computing Tenant's liability for such type of tax, the Demised Premises shall be deemed the only property of Landlord.

     SECTION3.3    Upon  request, Tenant shall furnish to Landlord no later than
     ----------
the date when any Imposition would become delinquent, official receipts of the appropriate taxing authority or other evidence satisfactory to Landlord or such Fee Mortgagee, evidencing the payment thereof.

     SECTION3.4    A.     Tenant  may,  subject to Section 3.5, seek a reduction
     ----------                                    -----------
in the valuation of the Demised Premises for tax purposes and may contest in good faith by appropriate proceedings, at Tenant's expense, the amount or validity in whole or in part of any Imposition for any tax year during or prior to the Term of this Lease, and may defer payment thereof during such contest (except that Tenant shall not defer payment of real estate taxes and assessments and sewer rents), provided that (i) Tenant is diligently and in good faith contesting such Imposition by appropriate legal proceedings which shall operate to prevent the enforcement or collection of the same or the sale of the Demised Premises or any part thereof to satisfy such Impositions, (ii) Landlord would not be, by reason of such post-ponement or deferment, subject to any actual or threatened criminal sanctions or penalties or personal liability, as Landlord shall determine in its reasonable judgment, and (iii) no Fee Mortgage would by reason of such postpone-ment or deferment be, in the reasonable judgment of Landlord, in danger of being put in default or foreclosure, and provided further that if, in the reasonable opinion of Landlord, the Demised Premises or any part thereof or interest therein may be in danger of being sold, forfeited, foreclosed, terminated, cancelled or lost as a result of the nonpayment of such Imposition, Tenant shall promptly upon request of Landlord pay same. Tenant shall not, without the consent of Landlord, whose consent shall not be unreasonably withheld or delayed, settle any such claim or proceeding (i) in respect of any fiscal year on or after the fiscal year in which the Term of this Lease commences or (ii) the outcome of which will adversely affect the taxes due on the Demised Premises for any fiscal year on or after the fiscal year in which the Term of this Lease commences. As long as no Event of Default is then continuing, Landlord hereby designates Tenant as Landlord's attorney-in-fact, coupled with an interest, to the extent necessary to commence and prosecute to completion any such contest, and Landlord agrees to cooperate with Tenant in any such contest to the extent necessary, including signing any documents, all at Tenant's sole cost and expense.

     B. Tenant hereby assigns to Landlord all claims and proceedings arising from such attempts to reduce the valuation of the Demised Premises for tax purposes, provided that so long as no Event of Default is then continuing Landlord shall not exercise, and shall permit Tenant to exercise, all such rights in connection therewith.
     SECTION3.5    Landlord  shall  have  the  right  to seek a reduction in the
     ----------
valuation of the Demised Premises assessed for tax purposes and to prosecute any action or proceeding theretofore commenced by Tenant, if such assessed valuation or valuations shall in whole or in part relate and pertain to any period of time subsequent to the expiration or termination of this Lease. To the extent to which any tax refund payable as a result of any such proceeding which Landlord or Tenant may institute, or payable by reason of compromise or settlement of any such proceeding, is based upon a payment made by anyone other than Landlord, Landlord shall be authorized to collect the same, subject, however, to Landlord's obligation to reimburse Landlord and Tenant forthwith for any reasonable expenses incurred by Landlord or Tenant in connection therewith, and, provided no Event of Default is then continuing hereunder, the net amount of such refund shall be apportioned between Landlord and Tenant based upon the portion of the fiscal period to which the refund relates which occurred during the Term.

     SECTION3.6    If  any  person or entity to whom any sum is directly payable
     ----------
by Tenant under any of the provisions of this Lease shall refuse to accept payment of such sum from Tenant, Tenant shall thereupon give written notice of such fact to Landlord and shall pay such sum directly to Landlord at the address specified in Article 22 hereof, and Landlord shall thereupon pay such sum to
               -----------
such  person  or  entity.

                                    ARTICLE 4

                        SURRENDER; REMOVAL OF PERSONALTY
                        --------------------------------
     SECTION4.1    Tenant  shall on the last day of the Term or upon any earlier
     ----------
termination of this Lease, surrender and deliver up possession of the Demised Premises to Landlord in good order, condition and repair, reasonable wear and tear and casualty pursuant to Article 15 excepted, free and clear of all
                                   -----------
tenancies  and  occupancies  other  than permitted subleases pursuant to Section
                                                                         -------
18.3,  and free and clear of all liens and encumbrances other than the Permitted
   -
Encumbrances and those, if any, created or suffered by Landlord, without any payment or allowance whatever by Landlord on account of any improvements which may have been made to the Demised Premises by or on behalf of Tenant.

     SECTION4.2    All furnishings, moveable trade fixtures, equipment and other
     ----------
personal property shall be removed by Tenant at or prior to the termination of this Lease. Tenant shall repair any damage to the Demised Premises caused by such removal or pay or cause to be paid to Landlord the cost of repairing any damage arising from such removal and restoration. Any personal property of Tenant or any subtenant which shall remain in the Demised Premises after the termination of this Lease may be deemed to have been abandoned by Tenant or such subtenant and may be retained by Landlord as its property or be disposed of in such manner as Landlord may see fit, at Tenant's sole cost and expense. All Alterations made by Tenant and its subtenants in and to the Demised Premises shall remain on the Demised Premises upon the termination of this Lease unless Tenant, in its sole discretion, removes such Alterations at or prior to the Expiration Date. Tenant shall repair any damage caused to the Demised Premises caused by such removal.

     SECTION4.3    If  this  Lease  shall terminate pursuant to Article 15 or 16
     ----------                                                 ----------------
hereof,  then,  notwithstanding  Sections  4.2  and  4.3  hereof,  Tenant or any
                                 -----------------------
subtenant shall have a reasonable time thereafter, not to exceed thirty (30) days, to remove any property which it shall be entitled to remove pursuant to
Section  4.2  hereof.
  ----------

SECTION4.4    The  provisions of this Article 4 shall survive any termination of
----------                            ---------
this  Lease.

                                    ARTICLE 5

                                    INSURANCE
                                    ---------
     SECTION5.1    A.     Tenant,  at  its sole cost and expense, shall maintain
     ----------
during  the  Term:

     (a)     property  insurance  insuring the Building and Improvements against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended peril (all risk), boiler, flood, earthquake, glass breakage and sprinkler leakage, and building ordinance coverage, with a deductible not in excess of $10,000 and in an amount sufficient to prevent the Landlord or the Tenant from becoming co-insurers, but in any event in an amount not less than the full insurable value thereof, naming Landlord as an additional insured and naming each Fee Mortgagee, as their respective interests may appear. Such insurance will provide, to the extent permissible under applicable laws, that no act or omission of Tenant shall affect or limit the obligation of the insurance company to pay the amount of the loss sustained. The term "full insurable value" shall be deemed to mean the actual replacement value less physical depreciation, with such extended coverage as shall from time to time be customary for premises similarly situated in Bucks County, Pennsylvania;
(b) commercial general liability insurance including contractual liability coverage and coverage for bodily injury, property damage and personal injury occurring upon, in or about the Demised Premises and the adjoining sidewalks and passageways under which Tenant is named as the insured and Landlord and each Fee Mortgagee whose name has been provided by Landlord to Tenant are named as additional insureds, as their interests may appear. The minimum limits of liability shall be a combined single limit with respect to each occurrence of $1,000,000 with a $2,000,000 annual aggregate and a $2,000,000 umbrella;
     B.     Landlord,  at  its  sole cost and expense, shall maintain during the term:
     (a) property insurance insuring Landlord's Alterations, equipment and personal property located in the Landlord's Storage Area against all perils, included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended peril (all risk), boiler, flood, earthquake, glass breakage and sprinkler leakage, with a deductible not in excess of $70,000 and in an amount sufficient to prevent Landlord or the Tenant from becoming co-insurers, but in any event in an amount not less than the full insurable value thereof.
(b) commercial general liability insurance including contractual liability coverage and coverage for bodily injury, property damage and personal injury occurring upon, in or about the Demised Premises and the adjoining sidewalks and passageways under which Landlord is named as the insured and Tenant and each Fee Mortgagee whose name has been provided by Tenant to Landlord are named as additional insureds, as their interests may appear. The minimum limits of liability shall be a combined single limit with respect to each occurrence of $1,000,000 with a $2,000,000 annual aggregate and a $2,000,000 umbrella;
     SECTION5.2    A.     All  insurance provided for in this Article 5 shall be
     ----------                                               ---------
effected under valid and enforceable policies, issued by insurers licensed to do business in the Commonwealth of Pennsylvania and having a general policy holder rating of "A" or better and a financial rating of at least vii A+ in Best's
                                                                          ------
Insurance  Guide  or  any  successor thereto (or if Best's Insurance Guide shall
    ------------                                    ----------------------
cease to exist, any equivalent standard generally accepted in the real estate community). All policies of insurance (or in lieu thereof certificates of insurance [form Accord 27 or Accord 25, as appropriate] unless any Fee Mortgage requires that policies be delivered to it) which evidence Tenant's insurance and evidence of the payment of all premiums of such policies will be delivered to Landlord prior to Tenant's occupancy of the Demised Premises and from time to time at Landlord's request made not more often than once per Lease Year. Evidence of each renewal or replacement of a policy (and certificates of insurance shall be deemed sufficient evidence thereof) shall be delivered by Tenant to Landlord at least thirty (30) days prior to the expiration of each such policy. All certificates obtained by Tenant will provide that should the policies be canceled prior to the respective expiration dates thereof, the issuing insurer will endeavor to mail thirty (30) day's written notice to the certificate holder. All commercial general liability and property insurance policies maintained by Tenant will be written as primary policies, not contributing with and supplemental to the coverage that Landlord or any Fee Mortgagee may carry.

     B.     Nothing  in  this  Article  5  shall  prevent Tenant from taking out
                               ----------
insurance of the kind and in the amounts provided for under this Article under a blanket insurance policy or policies covering other properties as well as the Demised Premises, provided, however, that any such policy or policies of blanket insurance (i) shall specify therein the amounts of the total insurance allocated to the Demised Premises, which amounts shall not be less than the amounts required by Section 5.1 hereof, and (ii) such amounts shall be sufficient to
              ------------
prevent Landlord or any Fee Mortgagee from becoming a co-insurer within the terms of the applicable policy or policies.
C. The insurance policies required under this Lease to be furnished by Tenant to Landlord may, at the election of Tenant, be furnished and/or paid for by any subtenant or other person having an insurable interest in the Demised Premises, and Landlord shall accept such insurance as though it had been furnished by Tenant.
     SECTION5.3    Except  with  respect  to  the  insurance required by Section
     ----------                                                          -------
5.1(b)  hereof,  neither  Landlord  nor Tenant shall take out separate insurance
    --
concurrent in form or contributing in the event of loss with the insurance required by this Article unless the other party is included therein as an additional insured, with loss payable as provided in this Lease. Each party shall immediately notify the other of the placing of any such separate insurance and shall cause the same to be delivered as required by Section 5.2 hereof.
                                                             -----------

     SECTION5.4    Upon the expiration of this Lease, the unearned premiums upon
     ----------
any such transferable insurance policies shall be apportioned if (a) Landlord requests an assignment of such insurance policies and such policies are transferred to Landlord, and (b) no Event of Default under this Lease shall be then continuing.

SECTION5.5    So  long  as  both  Landlord's and Tenant's policies then in force
----------
include  mutual  waivers  of  subrogation,  Landlord  and Tenant, to the fullest
---
extent  permitted by law, each waive all right of recovery against the other and
---
agree to release the other from liability for loss or damage, to the extent such loss or damage is covered by valid and collectible insurance in effect at the time of such loss or damage. Landlord and Tenant shall use their best efforts to obtain waiver of subrogation clauses in all policies of insurance required by this Lease.

                                    ARTICLE 6

                    RIGHT TO PERFORM OTHER PARTIES' COVENANTS
                    -----------------------------------------
     SECTION6.1    If  Tenant  shall  at  any time fail to pay any Imposition in
     ----------
accordance  with  the  provisions  of Article 3 hereof, or to take out, pay for,
                                      ---------
maintain or deliver any of the insurance policies or certificates therefor as provided for in Article 5 hereof, or shall fail to make any other payment or
                   ----------
perform any other act on Tenant's part to be performed as in this Lease provided, then Landlord, after thirty (30) days' notice to Tenant (or such lesser notice as may be required under any other Section of this Lease, provided that no such notice shall be required in the event of an emergency) and without waiving or releasing Tenant from any obligation of Tenant contained in this Lease or from any default by Tenant, and without waiving Landlord's right to take such action as may be permissible under this Lease as a result of such default, may (but shall be under no obligation to):

     (a) pay any Imposition, including any interest and penalties due thereon, payable by Tenant pursuant to the provisions of Article 3 hereof, or
                                                            ---------
(b) take out, pay for and maintain any of the insurance policies provided for in Article 5 hereof, or
         ----------
(c) make any other payment or perform any other act on Tenant's part to be made or performed as in this Lease provided, and may enter upon the Demised Premises for any such purpose, and take all such action thereon, as may be necessary therefor.
     SECTION6.2    All  reasonable  sums  so paid by Landlord and all reasonable
     ----------
costs and expenses incurred by Landlord, including reasonable attorneys' fees, in connection with the performance of any such act in this Article 6 shall
                                                                 ---------
constitute Additional Rent payable by Tenant under this Lease and shall be paid by Tenant to Landlord within thirty (30) days of Landlord's notice to Tenant of payment accompanied by reasonably itemized receipts for all such payments.

     SECTION6.3    Tenant  shall  have  the right to make such repairs which are
     ----------
required to be made by Landlord under the terms of this Lease on behalf of Landlord, and to be reimbursed by Landlord for the reasonable cost thereof, if Landlord fails to make such repairs pursuant to subsection (a) below.
     A. Landlord agrees to make repairs as required under the terms of this Lease and as follows:
     (i) If Landlord fails to undertake and commence the repairs required under this Lease, Tenant shall immediately notify Landlord in writing of the required and outstanding repairs.
(ii)     Landlord  shall  undertake and commence the required repairs within ten
(10) days after receipt of written notice from Tenant and shall make all diligent efforts to complete such repairs in a timely manner.
(iii) Anything in this Lease to the contrary notwithstanding, Landlord agrees that in the event of an emergency which:
     (a) poses the threat of imminent, severe damage to Tenant, Tenant's employees, Tenant's business or Tenant's property; and
(b) necessitates prompt maintenance, repair, or replacement of items which are otherwise required by this Lease to be maintained, repaired, or replaced by Landlord, then  Tenant  may  at  its  option  proceed  forthwith  to  make  repairs.
     B. If Landlord fails to reimburse Tenant for such repair costs incurred by Tenant within ten (10) days after written request from Tenant therefor (which request must be supported by paid receipts), Tenant may deduct the cost thereof from the Rent otherwise payable hereunder.
                                    ARTICLE 7

           REPAIRS, MAINTENANCE AND CONDITION OF THE DEMISED PREMISES
           ----------------------------------------------------------
     SECTION7.1    Throughout  the  Term  of this Lease, except to the extent of
     ----------
Landlord's obligations hereunder, Tenant, at its sole cost and expense, shall take good care of the Demised Premises and shall keep the same in good order and condition, except for reasonable wear and tear. Tenant shall not be responsible for structural repairs to the Demised Premises (including, without limitation, the roof, walls and foundation) or for replacements of the HVAC, plumbing, mechanical, electrical and other building system.

     SECTION7.2    Tenant  shall  put,  keep  and  maintain  all portions of the
     ----------
Demised Premises and the sidewalks, curbs, alleyways and passageways adjoining the same in a clean and orderly condition, free of dirt, rubbish, snow, ice and unlawful obstructions.

     SECTION7.3    Landlord  shall  not  be  required  to  furnish to Tenant any
     ----------
facilities or services of any kind whatsoever during the Term, such as, but not limited to, water, sewer, steam, heat, gas, hot water, electricity, light and power, and Tenant shall, at its sole cost and expense, pay or cause to be paid, prior to the imposition of any penalty or late charge, all charges for gas, oil, fuel, steam, sewer, electricity, telephone, heat, air conditioning, ventilation, refuse pickup, janitorial and maintenance service, security and all other utilities, materials, supplies and services consumed, furnished, used or made available in, at or upon the Demised Premises during the Term of this Lease, together with all taxes thereon, if any. Tenant shall keep and maintain in good repair all utility meters measuring utilities and services consumed at the Demised Premises. Tenant shall establish accounts in Tenant's name with the utility companies responsible for supplying utilities to the Demised Premises and Tenant shall be responsible for all deposits required by the utility companies to establish such accounts, provided that Tenant shall be entitled to receive such deposits back at the end of the Term.

     SECTION 7.4 Landlord, at is sole cost and expense, agrees to keep in good order, repair and condition and to: (i) make all necessary repairs and replacements to all structural components of the Demised Premises, including, without limitation, the walls, roof and foundation; (ii) replace all necessary components of the HVAC, plumbing, mechanical, electrical and other building systems; (iii) make all repairs and replacements to any part of the Demised
Premises necessitated by Landlord's negligence or willful misconduct; (iv) to the extent not the obligation of the utility company, repair and replace, as necessary, all utility lines, pipes, ducts, conduits and the like in the Demised Premises or which serve the Demised Premises and (v) make all necessary repairs, replacements and alterations to comply with all Legal Requirements (as hereinafter defined) pursuant to the requirements of Article 8 herein.
                                    ARTICLE 8

                              COMPLIANCE WITH LAWS
                              --------------------
     SECTION8.1    Throughout  the  Term,  Tenant, at its sole cost and expense,
     ----------
shall promptly comply with all present and future laws, ordinances, orders, rules, regulations and requirements of all federal, state and municipal governments, departments, commissions, boards and officers, and all orders, rules and regulations of the National Board of Fire Underwriters, or any other body or bodies exercising similar functions ("LEGAL REQUIREMENTS"), which may be
                                              ------------------
applicable to the Demised Premises, occurring after the Commencement Date herein and due solely to Tenant's particular use of the Demised Premises and the sidewalks, alleyways, passageways, curbs and vaults adjoining the same.

     SECTION8.2    Tenant  shall observe and comply with the requirements of all
     ----------
policies of insurance required to be supplied by Tenant at any time during the Term with respect to the Demised Premises, whether or not such observance or compliance is required by reason of any condition, event or circumstance existing prior to or after the commencement of the term of this Lease, and Tenant shall, in the event of any violation or any attempted violation of the provisions of this Section by any subtenant, take steps, promptly upon knowledge of such violation or attempted violation, to remedy or prevent the same as the case may be.

     SECTION8.3    Tenant  shall  have  the right, after prior written notice to
     ----------
Landlord, to contest by appropriate legal proceedings diligently conducted in good faith, in the name of Tenant or Landlord or both, without cost or expense to Landlord, the validity or application of any Legal Requirement, provided that
(i) Tenant is diligently and in good faith contesting the same by appropriate legal proceedings which shall operate to prevent the enforcement of the same or the sale of the Demised Premises or any part thereof to satisfy the same, (ii) Landlord would not be, by reason of such post-ponement or deferment, subject to any actual or threatened criminal sanctions or penalties or personal liability, as Landlord shall determine in its reasonable judgment, and (iii) no Fee Mortgage would by reason of such postpone-ment or deferment be, in the reasonable judgment of Landlord, in danger of being put in default or foreclosure, and provided further that if, in the reasonable opinion of Landlord, the Demised Premises or any part thereof or interest therein may be in danger of being sold, forfeited, foreclosed, terminated, cancelled or lost as a result of such contest, Tenant shall promptly upon request of Landlord pay same.

     SECTION8.4    Landlord  represents  and warrants to Tenant that it has full
     ----------
right and authority to enter into this Lease and it has a current, valid certificate of occupancy for the Demised Premises permitting Tenant's use as contemplated herein. Landlord represents that the Demised Premises is in compliance with all Legal Requirements. Except to the extent of Tenant's obligations pursuant to Section 8.1 herein, Landlord shall, at its sole cost and
                        -----------
expense,  promptly  comply  with  all  present  and  future  Legal Requirements.

SECTION8.5    Tenant  covenants  not  to  discharge from the Demised Premises or
----------
suffer  the  discharge  of, nor to store upon the Demised Premises or suffer the
---
storage  of,  any  Hazardous  Materials  (as  hereinafter defined) in amounts in
--
excess  of  those  permitted  or  recommended  by  any  governmental  or
--
quasi-governmental  authority  having  jurisdiction thereof.  In addition to and
--
not  in  limitation  of  the  foregoing,  Tenant  covenants that (a) the Demised
--
Premises  shall be kept free of all Hazardous Materials, whether placed, stored,
--
used, generated or disposed of in, on, under, within, or about the Demised Premises, in excess of amounts permitted by appropriate governmental authorities, and (b) all Hazardous Materials shall be handled in the manner required by any governmental. The Demised Premises shall not be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce, process, or in any manner to deal with, Hazardous Materials in excess of amounts permitted, or in a manner other than required, by any governmental authority. The Tenant shall comply with, and ensure compliance by all Tenant's agents, servants, employees and invitees with, all applicable Hazardous Materials Laws and shall keep the Demised Premises free and clear of any violations and liens imposed pursuant to such Hazardous Materials Laws. In the event Tenant receives any written notice from any governmental or quasi-governmental agency, or from any other person or entity with regard to health, safety, environment or Hazardous Materials on, under, from or affecting the Demised Premises, then Tenant shall immediately notify the Landlord. Tenant shall conduct and complete all investigations, studies, sampling, and testing and all remedial, removal, and other actions necessary to clean, remove or encapsulate all Hazardous Materials on, under, from or affecting the Demised Premises in accordance with all applicable Hazardous Materials Laws, to the extent that such Hazardous Materials are present at the Demised Premises as a result of the actions or omissions of Tenant. Tenant shall immediately, upon request of Landlord, provide unhampered access to all portions of the Demised Premises to all governmental and quasi-governmental authorities charged with inspecting the Demised Premises or charged with enforcing or concerned with Hazardous Materials Laws. Tenant shall protect, indemnify and save harmless the Landlord from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs, and expenses (including reasonable attorney's fees and expenses, investigation and laboratory fees, court costs, and litigation expenses) ("Claims") imposed upon or incurred by or asserted against the Landlord by reason of (1) the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release, or threatened release ("Release") by Tenant of any Hazardous Material on, under, from or affecting the Demised Premises; (2) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to the Release of such Hazardous Materials by Tenant; (3) any lawsuit brought or threatened or settlement reached in connection with the foregoing, provided, however, that Tenant will be given the opportunity, if available with no adverse effect to Landlord, to contest any such settlement or governmental order relating to such Hazardous Materials; or (4) any violation by Tenant of Hazardous Materials Laws which are based upon or in any way are related to such Hazardous Materials. Landlord shall protect, indemnify and save harmless Tenant from and against all Claims incurred by or asserted against Tenant by reason of (1) the Release of any Hazardous Material on, under, from or affecting the Demised Premises prior to the Commencement Date; (2) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to the Release of such Hazardous Materials prior to the Commencement Date; (3) any lawsuit brought or threatened or settlement reached in connection with the foregoing, provided, however, that Landlord will be given the opportunity, if available with no adverse effect to Tenant, to contest any such settlement or governmental order relating to such Hazardous Materials; or (4) any violation of Hazardous Materials Laws by Landlord which are based upon or in any way are related to such Hazardous Materials. This Section 8.5 shall survive the termination or
                                   ------------
expiration  of this Lease.  As used herein, the term "HAZARDOUS MATERIALS" shall
                                                      -------------------
include, but is not limited to, any flammable explosives, gasoline, petroleum products, polychlorinated biphenyl, radioactive materials, hazardous wastes, hazardous or toxic substances, or related or similar materials, asbestos or any material containing asbestos, or any other substance or material as defined by any federal, state or local environmental law, ordinance, rule, or regulation governing the handling, use, storage or disposal of Hazardous Materials, including the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601, et. seq.), the Hazardous
                                                              -
Materials Transportation Act, as amended (49 U.S.C. Section 1801, et. seq.), the
                                                                        -
Resource Conservation and Recovery Act, as amended (42 U.S.C. Sections 6901, et. seq.), the Pennsylvania Environmental Laws, and the regulations adopted and
  -
publications  promulgated  pursuant  to  any of the foregoing (collectively, the
  -
"HAZARDOUS  MATERIALS  LAWS").
  -------------------------

                                    ARTICLE 9

                         CHANGES, ALTERATIONS, ADDITIONS
                         -------------------------------
     SECTION9.1    A.     Tenant  shall have the right, from time to time during
     ----------
the Term hereof, to make alterations, additions, improvements, substitutions and replacements (collectively, "ALTERATIONS") of a nonstructural nature in and to
                               -----------
the Demised Premises that Tenant may deem appropriate, costing not in excess of Two Hundred Fifty Thousand ($250,000.00) Dollars per Alteration. All Alterations shall be performed in accordance with all applicable Legal Requirements.

     B. Tenant shall have the right, from time to time during the Term hereof, to perform Alterations costing in excess of Two Hundred Fifty Thousand ($250,000.00) Dollars (each, a "MAJOR ALTERATION") with the prior written
                                    -----------------
consent of Landlord, not to be unreasonably withheld or delayed, provided that Tenant shall comply with the following:
     (i) Tenant shall furnish to Landlord and any Fee Mortgagee, prior to the commencement of such Major Alterations, reasonable evidence that such Major Alterations will be performed without any liens encumbering the Landlord's estate in the Demised Premises (as, for example, without limitation, furnishing to Landlord or such Fee Mortgagee any one of the following: a completion bond from a bank or other financial institution with assets of not less than
$100,000,000, a letter of credit in the estimated amount of the cost of the Major Alterations to be performed (diminishing as the work is completed), or cash collateral or a funding commitment from a bank or other financial institution with assets of not less than $100,000,000);
(ii) Landlord shall have approved the plans and specifications for such Major Alterations as provided in Section 9.2;
                                      ------------
(iii) Tenant shall have procured and paid for, so far as the same may be required from time to time in connection with any such Major Alterations, all permits, certificates and authorizations required by any Governmental Authority or any department, office, bureau, agency or instrumentality thereof now existing or hereafter created and having jurisdiction over the Demised Premises, and Tenant shall provide copies of same to Landlord. Landlord shall not unreasonably refuse to join in any application for such permit or authorization and shall reasonably cooperate with Tenant, without charge except to the extent Landlord's participation required is more than de minimis, in which case Tenant agrees to pay to Landlord, upon demand and as Additional Rent hereunder,
Landlord's  actual  costs  paid  or  incurred  in  connection  therewith;
(iv) Tenant shall procure from all contractors and submit to Landlord evidence of worker's compensation insurance and general liability and personal injury and property damage insurance in an amount not less than $1,000,000.00 combined single limit, on an occurrence basis, naming Landlord, all Fee Mortgagees and Tenant as additional insureds, and otherwise in form and substance  reasonably  satisfactory  to  Landlord;  and
     C. Notwithstanding anything herein to the contrary, Tenant shall have the right not to be unreasonably withheld or delayed, to perform Alterations as may be necessary or desirable, to allow Tenant to sublease up to fifty (50%) percent of the rentable area of the Improvements, including without limitation the installation of windows, doors and demising walls, and changes to the mechanical, electrical, plumbing, air conditioning, ventilation, heating and other building systems, provided that, to the extent such Alterations are Major Alterations, Tenant complies with Section 9.01.B(i), (iii), and (iv) above and
                                    -----------------  -----      ----
provided further that any such Alterations shall, when completed, be of such a character as not to impair the value of the Demised Premises and shall (except for de minimis exceptions) be performed in accordance with all applicable Legal Requirements.
     SECTION9.2    Landlord  agrees  to  deliver  to Tenant, within fifteen (15)
     ----------
days after receipt of Tenant's written request therefor, either an approval of or a reasonably detailed objection to plans and specifications for Major Alterations and such other documents as may be required for the effectuation of the Tenant's rights under this Article 9 or in connection with any repairs or
                                  ---------
restoration work, including, without limitation, those affecting variances, certificates of occupancy and all permits and authorizations, including permits for signs and projections, alterations, additions, improvements, substitutions and replacements.

     SECTION9.3    Any  Alterations to the Demised Premises or to the present or
     ----------
any future building thereon, made by any present or future subtenant or subtenants of the Demised Premises with the permission of the Tenant, shall, for purposes of this Article 9 and of this Lease, be deemed made by the Tenant and
                   ---------
be governed by this Article 9 and the other applicable provisions of this Lease.
                    ---------

SECTION9.4    Prior  to  the  commencement of any work on or the delivery of any
----------
materials to the Demised Premises for the purpose of constructing Alterations or
--
any Major Alteration, Tenant shall execute and file a Stipulation Against Liens in accordance with Pennsylvania law and shall provide Landlord with a copy of the signed and filed Stipulation Against Liens.

SECTION9.5    Tenant,  at  its  sole  cost  and expense, shall have the right to
----------
install,  maintain,  use,  repair  and  replace  satellite  antennas and related
----
equipment  and cabling on the roof of the Demised Premises.  Upon the expiration
----
or earlier termination of this Lease, Tenant shall remove all satellite antennas from the roof and repair any punctures to the roof.

SECTION9.6    Tenant,  at  Tenant's  cost,  shall  have  the  right to cause the
----------
Demised  Premises to be identified by such name or by such signs as Tenant deems
------
necessary, provided that the design, dimension, construction and location of such signage shall be in compliance with all Legal Requirements.

                                   ARTICLE 10

                               DISCHARGE OF LIENS
                               ------------------
     SECTION10.1    Tenant  shall  not  create  or  permit  to  be created or to
     -----------
remain,  and shall discharge, any mechanic's, laborer's or materialman's lien or
     -
any conditional sale, title retention agreement or chattel mortgage, which might be or become a lien, encumbrance or charge upon the Demised Premises or any part thereof having any priority or preference over or ranking on a parity with the estate, rights and interest of Landlord in the Demised Premises or any part thereof.

     SECTION10.2    If  any mechanic's, laborer's or materialman's lien shall at
     -----------
any time be filed against the Demised Premises or any part thereof, Tenant, within forty-five (45) days after notice of the filing thereof, shall cause the same to be discharged of record by payment, deposit, bond, order of a court of competent jurisdiction or otherwise. If Tenant shall fail to cause such lien to be discharged within the period aforesaid, then, in addition to any other right or remedy, Landlord may, after twenty (20) days' notice to Tenant, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit or by bonding proceedings, and in any such event Landlord shall be entitled, if Landlord so elects, to compel the prosecution of an action for the foreclosure of such lien by the lien or and to pay the amount of the judgment in favor of the lien or with interest, costs and allowances. Any amount so paid by Landlord, and all reasonable costs and expenses incurred by Landlord in connection therewith, shall constitute Additional Rent payable by Tenant under this Lease and shall be paid by Tenant to Landlord on demand.

                                   ARTICLE 11

                                    NO WASTE
                                    --------
     Tenant shall not do or suffer any waste, damage, disfigurement or injury to the Demised Premises or any part thereof, but this shall not be deemed to prevent demolition or Alterations pursuant to other provisions of this Lease.

                                   ARTICLE 12

                             USE OF DEMISED PREMISES
                             -----------------------
     SECTION12.1    The  Demised  Premises  may  be  used for any legal purpose.
     -----------
Tenant shall not use or allow the Demised Premises to be used for any unlawful or illegal business, use or purpose, or in violation of any certificate of occupancy for the use of the Demised Premises or any part thereof or any use which may, in law, constitute a public nuisance or would void any insurance then in force with respect thereto, or for any business, use or purpose deemed by Landlord in its reasonable discretion to be disreputable or extra hazardous, or in violation of any Legal Require-ments. Tenant shall, immediately upon the discovery of any such unlawful, illegal, disreputable or extra hazardous use take all neces-sary steps, legal and equitable, to compel the discontinuance of such use and to oust and remove any sub-tenants, occupants or other persons guilty of such unlawful, illegal, disreput-able or extra hazardous use.

     SECTION12.2    Tenant  shall  not  suffer or permit the Demised Premises or
     -----------
any portion thereof to be used by the public without restriction or in such manner as would impair Landlord's title to the Demised Premises or any portion thereof, or in such manner would create a condition of adverse possession or prescription by the public, as such, or of implied dedication, of the Demised Premises or any portion thereof. Tenant hereby acknowledges that Landlord does not hereby consent, expressly or by implication, to the unrestricted use or possession of the whole or any portion of the Demised Premises by the public, as such.

     SECTION12.3    Landlord  hereby  represents  and  warrants  to  Tenant  as
     -----------
follows:
     --

     A.     Landlord  is  the  sole  fee  simple  owner of the Demised Premises;
B. The Demised Premises is not subjected to control or tax by any improvement, utility, beautification or similar private district or association; and
C.     There  is  no  lease  superior  in  right  to  this  Lease.
                                   ARTICLE 13

                      ENTRY ON DEMISED PREMISES BY LANDLORD
                      -------------------------------------
     SECTION13.1    Tenant  shall  permit  Landlord  and  its  authorized
     -----------
representatives  to  enter  the  Demised Premises at all reasonable times during
     -------
usual business hours and upon 48 hours prior written notice and Tenant's approval (except in cases of emergency), and provided that such entry does not unreasonably disturb any subtenants or other occupants of the Demised Premises, for the purpose of (a) inspecting the same, (b) accessing Landlord's Storage, and (c) making any necessary repairs thereto and performing any work therein. Nothing herein shall imply any duty upon the part of Landlord to do any such work and performance thereof by Landlord shall not constitute a waiver of Tenant's default in failing to perform same.

     SECTION13.2    A.     Landlord  shall  have  the right to enter the Demised
     -----------
Premises at all reasonable times during usual business hours and upon reasonable prior notice for the purpose of showing same to prospective purchasers or mortgagees thereof and, during the six (6) months prior to the Expiration Date, for the purpose of showing the same to prospective tenants of the Demised Premises.

     B. If any part of the Demised Premises shall be used for "classified work" within the meaning of governmental regulations or is otherwise used for confidential purposes under any sublease with a subtenant, only persons permitted to do so under such regulations or procedures that govern such confidentiality may enter such portions of the Demised Premises.
C. Tenant may require that Landlord and its guests be accompanied by representatives of Tenant or its agents, in which case Tenant will make representatives available for such purposes at reasonably mutually agreeable times. Landlord shall minimize any disruption to the Demised Premises and the subtenants by reason of any inspection or exhibiting of the Demised Premises under this Lease.
                                   ARTICLE 14

                     INDEMNIFICATION OF LANDLORD AND TENANT
                     --------------------------------------
     SECTION14.1    A.     Except  as  a  result  of  the  negligence or willful
     -----------
misconduct of Landlord and its agents, employees and contractors or any breach of this Lease by Landlord or as otherwise set forth in Section 8.5, Tenant shall indemnify and save harmless Landlord against and from all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including reasonable attorneys' fees, which may be imposed upon or incurred by or asserted against Landlord by reason of any of the following:

     (i) any work or thing done in, on or about the Demised Premises or any part thereof by Tenant or any party other than Landlord;
(ii) any use, non-use, possession, occupation, condition, operation, maintenance or management of the Demised Premises or any part thereof or any alley, sidewalk, curb, vault, passageway or space adjacent thereto;
(iii) any negligence or intentional misconduct on the part of Tenant or any of its agents, contractors, servants, employees, subtenants, licensees or invitees;
(iv) any failure on the part of Tenant to keep, observe, perform or comply with any of the covenants, agreements, terms or conditions contained in this Lease on its part to be kept, observed, performed or complied with; or
(v) any accident, injury or damage to any person or property occurring in, on or about the Demised Premises or any part thereof, or any alley, sidewalk, curb, vault, passageway or space adjacent thereto.
     B. In case any action or proceeding is brought against Landlord by reason of any such claim, Tenant upon written notice from Landlord shall at Tenant's expense resist or defend such action or proceeding by counsel approved by Landlord in writing, which approval shall not be unreasonably withheld or delayed (it being agreed that counsel designated by any insurer shall be acceptable). If Tenant has supplied Landlord with insurance policies covering any of the aforementioned risks, no claim shall be made against Tenant unless and until the insurer shall fail or refuse to defend and/or pay all or any part thereof.
C. Landlord shall indemnify, defend and save harmless Tenant against and from any and all liabilities, damages, penalties, costs, expenses, claims, suits or actions due to or arising out of (i) any breach, violation or non-performance of any covenant, condition or agreement in this Lease contained on the part of the Landlord to be fulfilled, kept, observed and performed; and (ii) any claim against Tenant arising from damage to property or any injury to persons (including death resulting at any time therefrom) in, on, or about the Demised Premises or the sidewalks adjacent thereto arising or accruing out of the gross negligence or willful misconduct of Landlord or Landlord's use of the Landlord Storage.
D. Landlord and its respective agents shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain, snow or leaks from any part of the Demised Premises or from the pipes, appliances or plumbing works or from the roof, street or sub-surface, or from any other place or by dampness or by any other cause of whatsoever nature, unless caused by or due to the negligence or willful misconduct of Landlord, its agents, servants or employees, Landlord's use of the Landlord's Storage or Landlord's failure to perform its obligations hereunder. Tenant shall give immediate notice to Landlord in the event of any fire or accident at the Demised Premises. Neither Landlord, nor any partner of Landlord, nor a successor in interest to any of the foregoing, shall be under any personal liability with respect to any of the provisions of this Lease or any matter arising out of or in connection with this Lease or the Tenant's occupancy or use of the Demised Premises, and in the event of any breach or default with respect to Landlord's obligations under this Lease or any claim arising out of or in connection with this Lease or the Tenant's occupancy or use of the Demised Premises, Tenant shall look solely to the equity of such person or entity in the Demised Premises for the satisfaction of Tenant's remedies and in no event shall Tenant attempt to secure any personal judgment against Landlord, or any partner of Landlord, or successors thereto, or any partner, employee or agent of any of them by reason thereof.
                                   ARTICLE 15

                              DAMAGE OR DESTRUCTION
                              ---------------------
     SECTION15.1    In  case  of damage to or destruction of any improvements on
     -----------
the Demised Premises or any part thereof by fire or otherwise, Tenant shall promptly give written notice thereof to Landlord, and, except as otherwise provided  in  Section  15.2  hereof,  Tenant  shall  restore, repair, replace or
              -------------
rebuild the same, which restoration, repairs, replacements and/or rebuildings shall be made using materials at least equal in quality to the original work, with such changes or alterations as may be made at Tenant's election with Landlord's reasonable consent, all in conformity with and subject to the conditions of Article 9 hereof, except that the surety company bond as referred
               ---------
to  in  Section  9.1  hereof  shall  be  in an amount equal to the excess of the
        ------------
estimated cost of the work over the amount of insurance money. Such restorations, repairs, replacements, rebuilding or alterations shall be promptly commenced, but in no event later than six (6) months from the date of occurrence of such damage or destruction, which time shall be extended by a time commensurate with any delays due to adjustment of insurance, preparation of plans and specifications or other delays, and shall thereafter be prosecuted with reasonable diligence, unavoidable delays excepted. [Tenant expressly agrees that its obligations hereunder, including the payment of any and all Rent, shall continue as though said Demised Premises had not been damaged or destroyed and without abatement, suspension, diminution or reduction of any kind.]

     SECTION15.2    Anything  in  this Lease to the contrary notwithstanding, if
     -----------
at any time during the term hereof, the improvements on the Demised Premises shall be so damaged by fire or otherwise that the cost of replacement or restoration thereof shall exceed fifty percent (50%) of the then replacement value of the improvements so damaged, or if such damage or destruction occurs during the last one (1) year of the Term and the cost of replacement or restoration shall exceed the Base Construction Amount, or if any such damage or destruction would in the reasonable estimation of Tenant's engineer take more than eighteen (18) months to repair, then in any such event Tenant may elect to cancel this Lease by giving notice to Landlord within one hundred eighty (180) days after such damage or destruction, and this Lease shall come to an end on the date specified in such notice. In the event of any such termination, Tenant will not be required to perform any restoration. The net insurance proceeds (after deduction for any costs of collection) shall be paid to Landlord.

     SECTION15.3    A.     All  insurance  money paid to Tenant (or, if required
     -----------
by the terms of any Fee Mortgage, to the Fee Mortgagee) on account of such damage or destruction, less the reasonable cost, if any, incurred in connection with adjustment of the loss and the collection thereof shall, unless this Lease is terminated as a result of such damage or destruction as provided in Section
                                                                         -------
15.4,  be  applied  by  Tenant, as applicable, to the payment of the cost of the
 ---
aforesaid  restoration,  repairs,  replacement,  rebuilding  or  alterations,
 --
including  the  cost  of  temporary  repairs  or  for the protection of property
 --
pending  the  completion  of  permanent  restoration,  repairs,  replacements,
 --
rebuilding  or  alterations  (all  of  which  temporary  repairs,  protection of
 --
property  and  permanent  restoration,  repairs,  replacement,  rebuilding  or
 --
alterations  are  hereinafter  collectively  referred  to as the "RESTORATION").
 --

     B. Notwithstanding anything to the contrary in this Lease, if the terms of any Fee Mortgage shall require that insurance proceeds be deposited with the Fee Mortgagee, Tenant shall deposit any moneys received by Tenant from insurance provided by Tenant with the Fee Mortgagee, pro-vided that the mortgagee is obligated to release such moneys to Tenant to restore the Demised Premises.
     SECTION15.4    If  all  or  substantially  all  of  the improvements on the
     -----------
Demised Premises are destroyed by fire or other casualty, Tenant shall have the right, at its option, either to restore, replace or rebuild the same as provided in this Lease, or to demolish the remainder of the same and to construct, in replacement thereof, a new building, subject in all respects to the provisions of Article 9 hereof, and Tenant shall in connection therewith duly and
    ----------
faithfully  comply  with  all  of  such  provisions.  The surety company bond as
   ------
referred  to  in Section 9.5 hereof shall be in an amount equal to the excess of
   --            -----------
the estimated cost of the work over the amount of the insurance money. Any restored or new building shall be at least equal in value to the destroyed or damaged building.

                                   ARTICLE 16

                                  CONDEMNATION
     SECTION16.1    In  the  event that the Demised Premises or any part thereof
     -----------
shall be taken in condemnation or by exercise of any right of eminent domain or by agreement among Landlord, Tenant and those authorized to exercise such right (any such matters being hereinafter referred to as a "TAKING"), Landlord,
                                                             ------
Tenant, any Fee Mortgagee and any other person or entity having an interest in the award or awards shall have the right to participate in any such condemnation proceedings or agreement for the purpose of protecting their interests hereunder. Each party so participating shall pay its own expenses.

     SECTION16.2    If  at  any  time during the Term there shall be a taking of
     -----------
all or substantially all of the Demised Premises, this Lease shall terminate and expire on the date of such taking and the Net Rent and any Additional Rent hereunder shall be apportioned and paid to the date of such taking. For the purpose of this Article "substantially all of the Demised Premises" shall be
                             -----------------------------------------
deemed to have been taken if the part not so taken is insufficient for the economic use and reasonable continued operation thereof by Tenant, in Tenant's sole and absolute discretion.

     SECTION16.3    If  this  Lease  shall terminate as a result of such taking:
     -----------

     (a) Landlord shall be entitled to an award for (i) the value of its reversionary interest in the land and existing improvements taken, (ii) consequential damages for any diminution of Landlord's reversionary interest in the assemblage or plottage value of the land and existing improvements not so taken, and (iii) damages for the then present value of any loss of rentals that would have been payable under this Lease if this Lease had continued in full force and effect for the remainder of the Term thereof (but excluding any unexercised renewal options) with respect to the land taken and the improvements existing thereon (but not any Alterations or betterments made by Tenant or its subtenants).
(b) Tenant shall be entitled to an award for the loss of the value of its interest in the leasehold including, without limitation, (a) damages for the value of all Alterations, improvements and betterments to the Demised Premises,
(b) the loss of Tenant's leasehold interest in the land and all improvements thereon so taken and damages for the then present value of the loss of rentals on all rentable space in the Demised Premises for the remainder of the Term (calculated as if the Lease remained in full force and effect but excluding any unexercised renewal options); and (c) any costs of removal and relocation from the Demised Premises.
(c) Any remainder of the award shall be payable to Landlord. SECTION16.4 If this Lease shall continue after any such taking, this
     -----------
Lease  shall  remain  unaffected  except  as  follows:

     (a) The Net Rent shall be reduced by an amount which bears the same proportion to the Net Rent immediately prior to the partial taking as the rental value of the part of the Demised Premises so taken shall bear to the rental value  of  the  whole  Demised  Premises  immediately  prior  to  such  taking.
(b) Tenant shall, promptly after such taking and at its expense restore the improvements on the Land, with such changes as Tenant shall deem appropriate, subject to Landlord's consent, not to be unreasonably withheld or delayed, and Tenant shall be entitled to reimbursement for the entire cost thereof from the condemnation proceeds payable by the condemning authority.
     SECTION16.5    In  the  event  of  the  taking  of an easement or any other
     -----------
taking which shall be of an interest or estate in the land less than a fee simple (other than a taking for temporary use mentioned in Section 16.6 hereof),
                                                           ------------
as a result of which the Demised Premises shall be insufficient for the economic use and reasonable continued operation thereof by Tenant, this Lease shall terminate and expire with the same force and effect as in the case of a taking pursuant to Section 16.2 hereof. Otherwise, such taking shall be deemed a taking
            ------------
insufficient  to  terminate  this  Lease, and the division of the award shall be governed  by  Section  16.3  in  so  far  as  that  Section shall be applicable;
              -------------
provided, however, that if there shall be any payment or award predicated on a change in the grade of a street or avenue on which the Demised Premises abut, Tenant shall be entitled, after making such change or restoration as may be necessary and appropriate by reason of such change of grade, to reimbursement for the expense thereof to the extent of the net amount of any payment or award actually received. Any part of an award for change of grade which shall remain unexpended after such restoration shall be allocated between Landlord and Tenant, as their interests may appear. If any award shall include change of grade and any other item or element of damage, that part thereof shall be applied in accordance with this Section 16.6 which shall be specifically
                                     -------------
attributed to change of grade by the condemnation court (or condemnation commissioner or other body authorized to make the award) or, if not so attributed, shall be determined by agreement between the parties.

     SECTION16.6    In  the  event  of  a taking of all or a part of the Demised
     -----------
Premises for temporary use, this Lease shall continue without change, as between Landlord and Tenant, and Tenant shall be entitled to the award made for such temporary use; provided that

     (a) such award shall be apportioned between Landlord and Tenant as of the date of the expiration of the then current or any renewed term or terms of this Lease, and provided, further, that if any such award shall be in a lump sum or in installments covering a period of time greater than three months, Tenant shall be entitled to a sum equal to a maximum of three months' Net Rent and the balance of such award shall be deposited with Landlord or Fee Mortgagee for payment  to  Tenant  in  equal  quarter-annual  installments;  and
(b) Tenant shall be entitled to file and prosecute any claim against the condemnor for damages and to recover the same, for any negligent use, waste or injury to the Demised Premises throughout the balance of the then current term of this Lease. The amount of damages so recovered shall be paid to Landlord or its Fee Mortgagee and shall be distributed in the same manner as is provided in
Section  15.2  hereof  with  respect  to  proceeds  of  insurance.
-------------
     SECTION16.7    In  case  of  any  taking  mentioned in this Article 16, the
     -----------                                                 ----------
entire award shall be paid to Landlord for distribution to the parties entitled thereto pursuant to the provisions of this Article 16.
                                                  -----------

                                   ARTICLE 17

                              INTENTIONALLY OMITTED
                              ---------------------

                                   ARTICLE 18

            ASSIGNMENTS, MORTGAGES AND SUBLEASES OF TENANT'S INTEREST
            ---------------------------------------------------------
     SECTION18.1    Tenant  shall  not  assign,  mortgage,  pledge,  encumber or
     -----------
otherwise transfer all or any part of its interest in this Lease or the Demised Premises except to the extent specifically permitted by this Article 18.
                                                                     ----------

     SECTION18.2    A.     Tenant  may, with Landlord's prior consent, not to be
     -----------
unreasonably withheld or delayed, assign all of its interest in this Lease. No assignment of this Lease shall be effective unless and until an executed counterpart of such assignment, in recordable form, under which the assignee shall have assumed this Lease and agreed to perform and observe the covenants and conditions in this Lease contained on Tenant's part to be performed and observed on and after the date of such assignment, is delivered to Landlord. Tenant shall not be released and shall remain liable in the event of any such assignment unless Landlord specifically agrees to such release. Landlord may collect Rent directly from any such assignee, provided that Landlord shall apply the net amount collected to the Rent reserved in this Lease.

     SECTION18.3    A.     In  the  event (i) Tenant desires to sublet a portion
     -----------
of the Demised Premises, (ii) Tenant desires to assign this Lease, or (iii) Tenant desires to enter into a sublease the term of which shall extend beyond the Term of this Lease, then at least thirty (30) days prior to any such proposed assignment or subletting, Tenant shall submit to Landlord a statement containing the name and address of the proposed assignee or subtenant and all of the principal terms and conditions of the proposed assignment or subletting including but not limited to, the proposed commencement and expiration dates of the term of the sublease, the nature of the proposed assignee's or subtenant's business, and such financial and other information with respect to the proposed assignee or subtenant as Landlord may reasonably request. Landlord shall, within twenty (20) days of receipt thereof, provide notice to Tenant that Landlord has granted or withheld its consent to the proposed assignment or subletting, and if Landlord withholds its consent, the reasons therefor. Landlord shall not unreasonably withhold or delay its consent, provided that it shall not be deemed unreasonable for Landlord to withhold its consent to any sublease or assignment if:

     (1) the purposes for which the proposed subtenant or assignee intends to use the Demised Premises are uses not expressly permitted by this Lease or are prohibited by this Lease or are not in accordance with all applicable Legal Requirements;
(2) the proposed sublease or assignment shall not prohibit any further assignment or subletting;
(3) Tenant shall be in default beyond any cure periods in the performance of any of its obligations under this Lease either at the time Landlord's consent to such subletting or assignment is requested or at the commencement of the term of any proposed sublease or upon the effective date of any such assignment;
(4)     the  sublease is for a term extending beyond the Expiration Date of this
Lease.
     B. If Tenant obtains Landlord's consent to the assignment of this Lease or the subletting of the Demised Premises, prior to the effective date of such assignment or subletting, Tenant shall deliver to Landlord: (i) in the case of an assignment, a duplicate original instrument of the assignment theretofore approved by Landlord, duly executed by Tenant and assignee, in which the assignee assumes the observance and performance of, and agrees to be bound by, all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed, and (ii) in the case of a subletting an executed duplicate original of the sublease theretofore approved by Landlord. No assignment or subletting shall be effective unless Tenant and assignee have complied  with  the  requirements  of  this  Section  18.3(B).
                                             ----------------
     SECTION18.4    Tenant  shall deliver to Landlord, on request, in duplicate,
     -----------
within ninety (90) days after the end of each fiscal year, a statement of income and expenses for such fiscal year, and a rent schedule showing all subleases and the duration of the respective terms thereof, with respect to the operation of the Demised Premises, which statement shall be certified by Tenant or an executive officer of Tenant as being true, correct and complete.

     SECTION18.5    A.     If  an  Event  of Default on the part of Tenant shall
     -----------
occur, effective as of the date of termination of this Lease pursuant to the last notice provided in Section 19.1 hereof (terminating this Lease twenty (20)
                         ------------
days thereafter), Tenant shall be deemed to have assigned to Landlord all of its right, title and interest in and to all present and future subleases and all rents due and to become due thereunder, and shall deliver all security deposits held thereunder to Landlord. After the effective date of such assignment, Landlord shall apply any net amount collected by it from sublessees to the Net Rent or additional rent due under this Lease. No collection of rent by Landlord from an assignee of this Lease or from a sublessee shall constitute a waiver of any of the provisions of this Article or an acceptance of the assignee or sublessee as a tenant or a release of Tenant from performance by Tenant of its obligations under this Lease. In the event of the failure of any sublessee to pay rent to Landlord pursuant to the foregoing assignment after the occurrence of an Event of Default, any such rent thereafter collected by Tenant shall be deemed to constitute a trust fund for the benefit of Landlord. In the event, however, that Tenant shall have remedied such Event of Default, such assignment shall be and deemed to be terminated and Tenant shall be deemed to be reinstated with all of the rights with respect to said subleases and rents.

     B. Tenant shall not directly or indirectly collect or accept any payment of rent (other than additional rent) under any sublease more than one
(1) month in advance of the date when the same shall become due, and such rent, in the case of any future sublease, shall be payable monthly, except that in case of a sublease where the sublessor is required to make tenant changes or alterations at such sublessor's expense, such sublessor may collect advance rent for an amount not in excess of one year's rent or the estimated cost of the work, whichever is less.
                                   ARTICLE 19

                   CONDITIONAL LIMITATIONS--DEFAULT PROVISIONS
                   -------------------------------------------
     SECTION19.1    If  any  one  or  more  of  the following events ("EVENTS OF
     -----------                                                       ---------
DEFAULT")  shall  occur:
     --

     (a) if default shall be made in the due and punctual payment of any Net Rent or additional rent payable under this Lease or any part thereof, when and as the same shall become due and payable, and such default shall continue for a period of ten (10) days after written notice from Landlord to Tenant specifying the items in default, provided that upon the second (2nd) default in any twelve
(12)  month  period,  no  notice  shall  be  required;  or
(b) if default shall be made by Tenant in the performance or compliance with any of the agreements, terms, covenants or conditions in this Lease (other than those referred to in Section 19.01(a)) for a period of twenty (20) business days
                     ----------------
after notice from Landlord to Tenant specifying the items in default, or in the case of a default or a contingency which cannot with due diligence be cured within said twenty (20) business day period, Tenant fails to proceed within said twenty (20) business day period to commence to cure the same and thereafter to prosecute the curing of such default with due diligence; or
(c)     subject  to the provisions of Section 19.02 hereof, if Tenant shall file
                                      -------------
a voluntary petition in bankruptcy or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy act or any other present or future federal, state or other bankruptcy or insolvency statute or law, or shall seek or consent to or acquiesce in the appointment of any bankruptcy or insolvency trustee, receiver or liquidator of Tenant or of all or any substantial part of its properties or of the Demised Premises; or
(d)     subject  to  the  provisions of Section 19.02 hereof, if a proceeding is
                                        -------------
commenced against Tenant seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy act or any other present or future federal, state or other bankruptcy or insolvency statute or law and such proceeding shall not have been dismissed within ninety (90) days after notice from Landlord to Tenant of an intention to terminate this Lease for failure to remove the condition in question or if, within ninety (90) days after the appointment of any trustee, receiver or liquidator of Tenant or of all or substantially all of its properties or of the Demised Premises, such appointment shall not have been vacated or stayed on appeal or otherwise, or if, within ninety (90) days after the expiration of any such stay, such appointment shall not have been vacated, within ninety (90) days after notice (to be given not before the expiration of said ninety (90) days period) from Landlord to Tenant of an intention to terminate this Lease for failure to remove the condition in question;
     Then and in any such event Landlord at any time thereafter may give written notice to Tenant specifying such Event of Default and stating that this Lease and the Term hereby demised shall expire and terminate on the date specified in such notice, which shall be at least ten (10) days after the giving of such notice (provided that with respect to an Event of Default described in Section
                                                                         -------
19.1(c)  or  (d),  no such notice need be given), and upon the date specified in
 ------      ---
such  notice  (or,  if  no  notice  is required, upon the expiration of the time
 -
period  set  forth  in  Section  19.1(c)  or (d)) this Lease and the Term hereby
 -
demised  and  all  rights  of  Tenant  under  this  Lease, including any renewal
 -
privileges  whether  or  not  exercised,  shall expire and terminate, and Tenant
 -
shall  remain  liable  as  hereinafter  provided.
 -

     SECTION19.2    Upon  any  such  expiration  or  termination  of this Lease,
     -----------
Tenant shall quit and peacefully surrender the Demised Premises to Landlord, and Landlord, at any time after any such expiration or termination, may without further notice, following appropriate judicial proceedings, enter upon the Demised Premises and repossess the same, and dispossess Tenant and remove Tenant and all other persons and property from the Demised Premises and may have, hold and enjoy the Demised Premises and the right to receive all rental income therefrom.

     SECTION19.3    At  any  time or from time to time after any such expiration
     -----------
or termination, Landlord may relet the Demised Premises or any part thereof for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Term of this Lease) and on such conditions (which may include concessions or free rent and alterations of the Demised Premises) as Landlord, in its discretion, may determine and may collect and receive the rents therefor. Landlord shall use commercially reasonable efforts to relet the Demised Premises.

     SECTION19.4    A.     No such expiration or termination of this Lease shall
     -----------
relieve Tenant of its obligations hereunder, and such obligations shall survive any such expiration or termination. In the event of any such expiration or termination, whether or not the Demised Premises or any part thereof shall have been relet, Tenant shall pay to Landlord the Net Rent and all other charges required to be paid by Tenant up to the time of such expiration or termination of this Lease, and thereafter Tenant, until the end of what would have been the Term of this Lease in the absence of such expiration or termination, shall be liable to Landlord for, and shall pay to Landlord, as and for liquidated and agreed current damages for Tenant's default, the equivalent of the amount of the Net Rent and the other rent and charges which would be payable under this Lease by Tenant if this Lease were still in effect, less the net proceeds of any reletting effected pursuant to the provisions of Section 19.4 hereof, after
                                                      ------------
deducting all Landlord's expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions attributable to the period expiring when the Term would have expired, operating expenses and reasonable attorneys' fees.

     B. Tenant shall pay such current damages (herein called the "DEFICIENCY") to Landlord monthly on the days on which the Net Rent would have been payable under this Lease if this Lease were still in effect, and Landlord shall be entitled to recover from Tenant each monthly deficiency as the same shall arise.
     SECTION19.5    Except  as  is  herein otherwise provided Tenant, for and on
     -----------
behalf of itself and all-persons claiming through or under Tenant (including any leasehold mortgagee or other creditor), waives any and all right of redemption, re-entry or re-possession. The terms "ENTER", "RE-ENTER", "ENTRY" or "RE-ENTRY"
                                       -----    --------    -----      --------
as  used  in  this  Lease  are not restricted to their technical legal meanings.

     SECTION19.6    No  failure  by Landlord or Tenant to insist upon the strict
     -----------
performance of any agreement, term, covenant or condition hereof or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial rent during the continuance of any such breach, shall constitute a waiver of any such breach or of such agreement, term, covenant or condition. No agreement, term, covenant or condition hereof to be performed or complied with by either party, and no breach thereof, shall be waived, altered or modified except by a written instrument executed by the parties. No waiver of any breach shall affect or alter this Lease, but each and every agreement, term, covenant and condition hereof shall continue in full force and effect with respect to any other then existing or subsequent breach thereof.

     SECTION19.7    [Intentionally  Omitted]
     -----------

     SECTION19.8    Each  right  and  remedy provided for in this Lease shall be
     -----------
cumulative and in addition to every other right or remedy provided for in this Lease or now or hereafter existing, at law or in equity, and the exercise by Landlord or Tenant of any one or more of the rights or remedies provided for in this Lease or now or hereafter existing at law or in equity shall not preclude the simultaneous or later exercise by the party in question of any or all other rights or remedies provided for in this Lease or now or hereafter existing at law or in equity.

     SECTION19.9    A.     Notwithstanding  the  provisions of this Lease to the
     -----------
contrary, in the event Tenant shall file a petition under Chapter 11 of the Bankruptcy Code, Tenant's trustee or Tenant, as debtor-in-possession, shall, unless otherwise ordered by the Bankruptcy Court, elect to assume this Lease at or prior to the earlier of: (i) 180 days after the date of filing of such petition, and (ii) confirmation of a plan under Chapter 11. In the absence of an election to assume within such time period, Tenant's trustee or Tenant, as debtor-in-possession, shall be deemed to have rejected this Lease. In the event Tenant, Tenant's trustee or Tenant, as debtor-in-possession, has failed to perform all of Tenant's obligations under this Lease within the time periods (subject to the notices and grace periods provided for herein) required for such performance, no election by Tenant's trustee or Tenant, as debtor-in-possession, to assume this Lease shall be effective unless each of the following conditions has been satisfied:

     (i) Tenant's trustee or Tenant, as debtor-in-possession, has cured all defaults under this Lease susceptible of being cured by the payment of money, or has provided Landlord with Assurance (as defined below) that it will cure all defaults susceptible of being cured by the payment of money within ten (10) days from the date of such assumption and that it will, promptly after the date of such assumption, commence to cure all other defaults under this Lease which are susceptible of being cured by the performance of any act and will diligently pursue completion of such curing;
(ii) Tenant's trustee or Tenant, as debtor-in-possession, has compensated, or has provided Landlord with Assurance that within ten (20) days from the date of such assumption it will compensate, Landlord for any actual pecuniary losses incurred by Landlord arising from the default of Tenant, Tenant's trustee or Tenant, as debtor-in-possession, as indicated in any statement of actual pecuniary  loss  sent  by  Landlord  to  Tenant's  trustee  or  Tenant,  as debtor-in-possession, such statement, however, not to be deemed a binding and conclusive determination or computation of the amount of such loss; Tenant's trustee or Tenant, as debtor-in-possession, has provided Landlord with Assurance of the future performance of each of the obligations under this Lease of Tenant, Tenant's trustee or Tenant, as debtor-in-possession; and
(iii) Such assumption will not breach or cause a default under any provision of any other lease, mortgage, financing agreement or other agreement by which Landlord is bound relating to the Demised Premises.
     B. For purposes of this paragraph, Landlord and Tenant acknowledge that "Assurance" shall mean either: (x) Tenant's trustee or Tenant, as debtor-in-possession, has and will continue to have reasonably sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to reasonably assure Landlord that sufficient funds will be available to fulfill the obligations of Tenant under this Lease; or (y) Tenant's trustee or Tenant, as debtor-in-possession, has deposited with Landlord, as security, an amount equal to two (2) installments of Rent (at the rate then payable) which shall be applied to installments of Rent in the inverse order of their maturity; or (z) the Bankruptcy Court shall have entered an order granting to Landlord a valid and perfected first lien and security interest in property of Tenant, Tenant's trustee or Tenant, as debtor-in-possession, having a fair market value as determined by the Bankruptcy Court appraiser at least equal to two (2) installments of Rent (at the rate then payable).
C. If Tenant's trustee or Tenant, as debtor-in-possession, has assumed this Lease pursuant to the terms and provisions of Subparagraph (1) of this Paragraph
(b) for the purpose of assigning (or elects to assign) this Lease, this Lease may be so assigned only if the proposed assignee has provided adequate assurance of future performance of all of the terms, covenants and conditions of this Lease to be performed by Tenant. As used herein "adequate assurance of future performance" shall mean that each of the following conditions has been satisfied:
     (i) The proposed assignee shall have paid to Landlord an amount equal to six (6) months of basic annual Rent at the rate then payable;
(ii) The proposed assignee has furnished Landlord with either: a current financial statement audited or reviewed by a certified public accountant indicating a net worth and working capital in amounts which Landlord reasonably determines to be sufficient to assure the future performance by such assignee of Tenant's obligations under this Lease; or a guarantee or guarantees, in form and substance reasonably satisfactory to Landlord, from one or more persons with a net worth equal to or in excess of $3,000,000.00 in the aggregate;
(iii) Landlord has obtained all consents or waivers from others required under any lease, mortgage, financing arrangement or other agreement by which Landlord is bound to permit Landlord to consent to such assignment, Landlord to use its reasonable efforts to obtain such consents or waivers; and The proposed assignment will not release or impair any guaranty of the obligations of Tenant (including the proposed assignee) under this Lease.
     D. When, pursuant to the Bankruptcy Code, Tenant's trustee or Tenant, as debtor-in-possession, shall be obligated to pay reasonable use and occupancy charges for the use of the Demised Premises (as distinguished from Rent under this Lease while this Lease continues in force and effect), such charges shall be not less than the Rent payable by Tenant under this Lease.
E. Neither the whole nor any portion of Tenant's interest in this Lease or its estate in the Demised Premises shall pass to any trustee, receiver, assignee for the benefit of creditors, or any other person or entity or otherwise by operation of law under the laws of any state having jurisdiction of the person or property of Tenant (excluding Section 18.2.B of this Lease) unless Landlord
                                   --------------
shall have consented to such transfer in writing. No acceptance by Landlord of rent or any other payments from any such trustee, receiver, assignee, or other person or entity shall be deemed to constitute such consent by Landlord nor shall it be deemed a waiver of Landlord's right to terminate this Lease and recover possession of the Demised Premises for any transfer of Tenant's interest under this Lease without such consent.
                                   ARTICLE 20

                                SECURITY DEPOSIT
                                ----------------
     SECTION20.1    Simultaneously  with  the  execution  and  delivery  of this
     -----------
Lease, Tenant shall deposit with Landlord the sum of Nine Thousand One Hundred and 00/100 ($9,100.00) Dollars as security for the performance and observance by Tenant of Tenant's covenants and obligations under this Lease. If the security is deposited in cash, Landlord shall provide notice to Tenant of the institution where such security is being held and of any transfers of the security.

     SECTION20.2    Upon  the  occurrence  of  an Event of Default, Landlord may
     -----------
use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any Rent as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default. In the event Landlord applies or retains any portion or all of the security delivered hereunder, Tenant shall forthwith restore the amount so applied or retained so that at all times the amount deposited shall be not less than the security set forth in Section 20.1.
                                           -------------

     SECTION20.3    Provided  that  no uncured Event of Default exists as of the
     -----------
Expiration Date, the security shall be returned to Tenant reasonably promptly after the date fixed as the end of the Term and after delivery to Landlord of possession of the Demised Premises. In the event of any sale, transfer or leasing of Landlord's interest in the Demised Premises, Landlord shall have the right to transfer the unapplied part of the security and the interest thereon, if any, to which Tenant is entitled, or any interest it may have in the Security Letter, as the case may be, to the vendee, transferee or lessee and Landlord shall thereupon be released by Tenant from all liability for the return or payment thereof, and Tenant shall look solely to the new landlord for the return or payment of same. The provisions of the preceding sentence shall apply to every sale, transfer or leasing of the Demised Premises, and any successor of Landlord may, upon a sale, transfer, leasing or other cessation of the interest of such successor in the Improvements, whether in whole or in part, pay over any unapplied part of said security or any interest it may have in the Security Letter, as the case may be, to any vendee, transferee or lessee of the Improvements, and shall thereupon be relieved of any liability with respect thereto.

                                   ARTICLE 21

                          CONDITION OF DEMISED PREMISES
                          -----------------------------
     Except as otherwise provided herein, no representations with respect to the condition or use of the Demised Premises were made by or on behalf of Landlord prior to or upon the execution of this Lease. Tenant has accepted and is in possession of the Demised Premises in their AS-IS CONDITION as of the date hereof. Any improvements existing on the Demised Premises on or prior to the Commencement Date shall continue to be owned in fee by the Landlord.

                                   ARTICLE 22

                                     NOTICES
                                     -------
     Any and all notices, demands, requests, submissions or other communications or documents required to be given, delivered or served or which may be given, delivered or served under or by the terms and provisions of this Lease or pursuant to law or otherwise, shall be in writing and shall be deemed sufficiently given or rendered if delivered by hand (against an affidavit of delivery) or by a nationally recognized overnight courier (against a receipt for delivery) or if sent by registered or certified mail (return receipt requested) addressed: if to Tenant, at Tenant's address set forth herein, Attn: Mr. Mitchell Binder, with a copy to Robinson & Cole, LLP, 885 Third Avenue, New York, NY 10022, Attn: Elliot H. Lutzer, or if to Landlord, at Landlord's address set forth herein, Attn: Mr. Richard Hetherington, with a copy to Fitzpatrick Lentz & Bubba, P.C., 4001 Schoolhouse Lane, Center Valley, Pennsylvania 18034,
Attn: Jane P. Long, Esq., and to any Fee Mortgagee as Landlord may reasonably designate or to such other address(es) and with such other copies as either Landlord or Tenant may reasonably designate as its new address(es) or additional address(es) for such purposes by notice given to the other in accordance with the provisions of this Article 22. Any such bill, statement, consent, notice,
                         ----------
demand, request or other communication shall be deemed to have been rendered or given (a) on the date it shall have been received, if delivered by hand, on the next business day after deposit with a reputable overnight delivery courier or
(c) on the fourth (4th) day after mailing as provided above, if delivered by mail. Each party may have counsel deliver notices to each other with the same force and effect as if given by the party represented by such counsel.

                                   ARTICLE 23

                                    HOLDOVER
                                    --------
     Any holding over for a period after the expiration of the Term hereof shall be construed to be a tenancy from month-to-month at a rental factor equal to (a) One Hundred Fifty (150%) percent of the Net Rental due hereunder immediately prior to the expiration of the Term plus (b) all additional rents, as specified herein (pro-rated on a monthly basis), and shall otherwise be on the terms and conditions herein specified, so far as same are applicable. Notwithstanding the foregoing, and in addition thereto, Landlord's acceptance of the foregoing payments shall not limit its right to evict Tenant from the Demised Premises as a holdover.

                                   ARTICLE 24

                                 QUIET ENJOYMENT
                                 ---------------
     Tenant, upon paying the Net Rent and all additional rent and other charges herein provided for and observing and keeping all covenants, agreements and conditions of this Lease on its part to be kept, observed and performed, shall quietly have and enjoy the Demised Premises during the Term without hindrance or molestation by anyone claiming by, through or under Landlord, subject to the exceptions, reservations and conditions of this Lease. In furtherance of the foregoing, Landlord shall not, during the Term of this Lease, change the zoning of the Demised Premises, apply for any variances, grant any easements or rights of way, change the site plan, subdivide to Demised Premises or take any other similar actions with respect to the Demised Premises, which has the effect of increasing the costs to Tenant of performing its obligations hereunder or operating its business therein.

                                   ARTICLE 25

                             EXCAVATION AND SHORING
                             ----------------------
     SECTION25.1    If  any  excavation shall be made or contemplated to be made
     -----------
for building or other purposes upon property or streets adjacent to or nearby the Demised Premises, Tenant shall either: (i) afford to the person or persons causing or authorized to cause such excavation the right to enter upon the Demised Premises for the purpose of doing such work as such person or persons shall consider to be necessary to preserve any of the walls or structures of the improvements on the Demised Premises from injury or damage and to support the same by proper foundations, or (ii) at Tenant's expense, do or cause to be done all such work as may be necessary to preserve any of the walls or structures of the improvements on the Demised Premises from injury or damages and to support the same by proper foundations. Tenant shall not, by reason of any such excavation or work, have any claim against Landlord for damages or indemnity or for suspension, diminution, abatement or reduction of rent under this Lease.

     SECTION25.2    Landlord  hereby  assigns  to Tenant, without recourse, such
     -----------
rights, if any, as Landlord may have against any parties causing damage to the improvements on the Demised Premises as described in Section 25.1 hereof to sue for and recover amounts expended by Tenant as a result of such damage.

                                   ARTICLE 26

                                NO RENT ABATEMENT
                                -----------------
     SECTION26.1    A.     No  abatement,  diminution  or reduction of Net Rent,
     -----------
additional rent or charges shall be claimed by or allowed to Tenant or any person claiming under Tenant, under any circumstances, whether for inconvenience, discomfort, interruption of business, or otherwise, arising from the making of alterations, changes, additions, improvements or repairs to any building or buildings now on or which may hereafter be erected on the Demised Premises, by virtue or because of any present or future Legal Requirement or for any other cause or reason.

     B. "Abatement Event" shall mean any of the following, provided same substantially interferes with Tenant's use of the Demised Premises and Tenant as a result thereof vacates all, or a portion of the Demised Premises because Tenant can no longer use same for its business purposes: (i) any repair, maintenance or other work by Landlord done or not done in or about the Demised Premises; (ii) any default by Landlord under this Lease; or (iii) the presence of any Hazardous Materials at the Demised Premises not caused by Tenant.
C. If an Abatement Event occurs and continues for five (5) consecutive days, all base Rent shall abate from the date the Abatement Event first occurred until its cessation. In the event of an Abatement Event that renders only part of the Demised Premises unusable, the abatement shall be calculated by multiplying the base rent and any additional rent by the proportion that the square footage of the portion of the Demised Premises so affected bears to the square footage of the entire Demised Premises, provided, however, if the interference is to Tenant's use of the Demised Premises and is such that the unaffected portion of the Demised Premises, if any, is not sufficient to allow Tenant to conduct effectively its business from such portion, the said base rent, additional rent and any other charges due hereunder shall totally abate until such interference ceases.
                                   ARTICLE 27

                             [INTENTIONALLY OMITTED]

                                   ARTICLE 28

                              ESTOPPEL CERTIFICATES
                              ---------------------

     SECTION28.1    Tenant  shall,  without charge, at any time and from time to
     -----------
time, within fifteen (15) days after request by Landlord or any Fee Mortgagee, certify by commercially reasonable written instrument, duly executed, acknowledged and delivered to Landlord or Fee Mortgagee, or any other person, firm or corporation specified by Landlord:

     (a) that this Lease is unmodified and in full force and effect, or, if there have been any modifications, that the same is in full force and effect as modified and stating the modifications;
(b) whether or not there are then existing any set-offs or defenses against the enforcement of any of the agreements, terms, covenants or conditions hereof and any modifications hereof upon the part of Tenant to be performed or complied with, and, if so, specifying the same;
(c) the dates, if any, to which the Net Rent and additional rent and other charges hereunder have been paid in advance;
(d)     the  date  of  expiration  of  the  current  term;
(e)     the  Net  Rent  then  payable  under  this  Lease;  and
(f) such other information as may be reasonably requested. SECTION28.2 Landlord shall, without charge, at any time and from time to
     -----------
time, within fifteen (15) days after request by Tenant certify by commercially reasonable written instrument, duly executed, acknowledged and delivered to Tenant or any other person, firm or corporation specified by Tenant:

     (a) that this Lease is unmodified and in full force and effect, or, if there shall have been modifications, that the same is in full force and effect as modified and stating the modifications;
(b) whether or not there are then existing any set-offs or defenses against the enforcement of any of the agreements, terms, covenants or conditions hereof and any modifications hereof upon the part of Tenant to be performed or complied with, and if so, specifying the same;
(c) the dates, if any, to which the Net Rent and additional rent and other charges have been paid in advance;
(d)     the  date  of  expiration  of  the  current  term;
(e)     the  Net  Rent  then  payable  under  this  Lease;  and
(f)     such  other  information  as  may  be  reasonably  requested.
                                   ARTICLE 29

                  SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT
                  ---------------------------------------------
     SECTION29.1    Landlord  represents  and  warrants  that,  as  of  the date
     -----------
hereof,  there  are  no  Fee  Mortgages affecting the Demised Premises.  Nothing
     -
herein contained shall limit Landlord's right to place any mortgage on the interests of Landlord in the Demised Premises including, without limitation, any modifications, consolidations, extensions, renewals and replacements thereof.

     SECTION29.2    A.     This  Lease  shall be subject and subordinate to each
     -----------
and every Fee Mortgage now or hereafter existing from time to time, provided and upon the condition that Landlord shall obtain from each such Fee Mortgagee a subordination, non-disturbance and attornment agreement, in the standard form then-customarily employed by such Fee Mortgagee and otherwise reasonably acceptable to Tenant (or, if none, a form selected by Landlord which is reasonably satisfactory to Tenant and such Fee Mortgagee), and Tenant agrees to execute, acknowledge and deliver same with reasonable promptness.

     B.     If  the  holder  of  any  Fee  Mortgage, or any designee of any such holder,  shall  succeed  to  the  rights  of  Landlord under this Lease, whether through possession or foreclosure action or delivery of a new lease or deed, then at the request of such party so succeeding to Landlord's rights (herein called "SUCCESSOR LANDLORD"), Tenant shall automatically attorn to and recognize
        ------------------
such Successor Landlord as Tenant's landlord under this Lease and shall promptly execute and deliver any commercially reasonable instrument (herein called "ATTORNMENT AGREEMENT") that such Successor Landlord may reasonably request to
      ----------------
evidence such attornment. Upon such attornment this Lease shall continue in full force and effect as a direct lease between the Successor Landlord and Tenant upon all of the terms, conditions and covenants as are set forth in this Lease, except that the Successor Landlord shall not (a) be liable for any previous act or omission of Landlord under this Lease; (b) be subject to any offset, not expressly provided for in this Lease, which theretofore shall have accrued to Tenant against Landlord; (c) be bound by any previous modification of this Lease or by any previous prepayment of more than one month's Rent, unless such modification or prepayment shall have been expressly approved in writing by the holder of the Fee Mortgage; or (d) be obligated to make any improvements to, or perform any work at, or furnish any services to, the Demised Premises.
     SECTION29.3    If  any  act  or  omission of Landlord would give Tenant the
     -----------
right, immediately or after lapse of a period of time, to cancel or terminate this Lease, or to abate the payment of Rent or to claim a partial or total eviction, Tenant shall not exercise such right (a) until it has given written notice of such act or omission to Landlord and each Fee Mortgagee; provided the name and address of any such Fee Mortgagee shall previously have been furnished to Tenant, and (b) until ten (10) days shall have elapsed following the giving of such notice if the same can be remedied within such ten (10) day period or if the same cannot be remedied within ten (10) days until a reasonable period of time (but in not event more than sixty (60) days) has elapsed to cure provided such cure has commenced within the thirty (30) day period, and, further, provided the Fee Mortgagee shall with due diligence continue to remedy such act or omission.

                                   ARTICLE 30

                     WAIVER OF JURY TRIAL AND COUNTERCLAIMS
                     --------------------------------------
     SECTION30.1    Landlord  and  Tenant  hereby waive trial by jury of any and
     -----------
all issues arising in any action or proceeding connected with this Lease or any negotiations in connection therewith. In case Landlord shall commence summary proceedings or an action for non-payment of rent or additional rent hereunder against Tenant, Tenant shall not interpose any counterclaim of any nature or description in any such proceeding or action, but shall be relegated to an independent action at law.

                                   ARTICLE 31

                           DEFINITION OF CERTAIN TERMS
                           ---------------------------
     SECTION31.1    For  purposes  of  this  Lease, unless the context otherwise
     -----------
requires:

     (a)     The  term  "LANDLORD"  as used herein shall mean only the owner for
                         --------
the time being of the Demised Premises, so that in the event of a sale, transfer, conveyance or other termination of Landlord's interest in the Demised Premises Landlord shall be and hereby is entirely freed and relieved of all liability of Landlord hereunder, arising and accruing under this Lease from and after the date of such sale transfer conveyance, or other termination of
Landlord's interest in the Demised Premises and in such event Landlord shall remit to the trustee acting or to act pursuant to Section 5.8 hereof any funds
                                                    -----------
held by Landlord (other than any security deposit) in which Tenant has an interest, but if there shall then be no such trustee Landlord may remit such funds to the successor owner of the Demised Premises and shall remit to the successor owner any security deposit or security letter of credit deposited with Landlord. Landlord shall remain liable for any such moneys not so remitted. It shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and such successor owner of the Demised Premises, that such successor owner has assumed and agreed to carry out any and all agreements, covenants and obligations of Landlord hereunder.
(b)     Any  reference herein to "THE TERMINATION OF THIS LEASE" shall be deemed
                                  -----------------------------
to  include  any termination hereof by expiration, or pursuant to Article 15, 16
                                                                  ----------  --
or  19  hereof,  or  otherwise.
    --
(c)     The  term  "FEE MORTGAGE", whether or not used in combination with other
                    ------------
qualifying words, shall include a deed of trust to a trustee to secure an issue of bonds, debentures, notes or other obligations, and the term "FEE MORTGAGEE",
                                                                 -------------
when used with reference to a mortgage, shall include the trustee under a deed of trust and, when appropriate, the holder or holders of the bonds, debentures, notes or other obligations secured thereby.
(d)     The  term "UNAVOIDABLE DELAYS" shall mean delays due to strikes, acts of
                   ------------------
God, scarcity of labor or materials, governmental restrictions, enemy action, civil commotion, fire, casualty or other causes beyond the reasonable control of Tenant.
                                   ARTICLE 32

                                     BROKERS
                                     -------
     Landlord and Tenant each represent and warrant to the other that it has not dealt with any broker or other person in connection with this Lease. In executing and delivering this Lease, Landlord and Tenant have each relied upon the foregoing representation and warranty. Landlord and Tenant shall each indemnify and hold the other harmless from and against any and all claims for commissions, fees, reimbursement for expenses or other compensation by reason of its breach of the foregoing representation and warranty and for any and all costs incurred by the other in connection with such claims, including, without limitation, reasonable attorneys' fees and disbursements. This provision shall survive the expiration or earlier termination of this Lease.

                                   ARTICLE 33

                               CONSENT OF LANDLORD
                               -------------------
     Where any provision of this Lease requires the consent or approval of Landlord, except as may be set forth herein to the contrary, Landlord agrees that Landlord will not unreasonably withhold or delay such consent or approval. Where any provision of this Lease requires Tenant to do anything to the satisfaction of Landlord, Landlord agrees that Landlord will not unreasonably refuse to state Landlord's satisfaction of such action by Tenant.

                                   ARTICLE 34

                             PAYMENTS UNDER PROTEST
                             ----------------------
     In case of any dispute between Landlord and Tenant with respect to the amount of money payable by Tenant to Landlord under the provisions of this Lease, Tenant may make payment under protest and, in such event, may assert and prosecute a claim or claims for the recovery of the sum, or any part thereof, that shall have been so paid by Tenant under protest.

                                   ARTICLE 35

                         GOVERNING LAW; NON-RECORDATION
                         ------------------------------
     This Lease shall be construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania, and any action or proceeding hereunder shall be brought and maintained only within the County of Bucks, Commonwealth of Pennsylvania. Tenant expressly warrants and represents that it will not record this Lease. At the request of either party the other party shall execute a statutory form memorandum, notice of short form of lease which shall be recorded in the land records of County of Bucks, Commonwealth of Pennsylvania.

                                   ARTICLE 36

                              NO ORAL MODIFICATION
                              --------------------
     All prior understandings and agreements between the parties are merged with this Lease which fully and completely sets forth the understanding of the parties; and this Lease may not be changed or terminated orally or in any manner other than by an agreement in writing and signed by the party against whom enforcement of the change or termination is sought.

                                   ARTICLE 37

                COVENANTS TO BIND AND BENEFIT RESPECTIVE PARTIES
                ------------------------------------------------
     The covenants and agreements herein contained shall bind and inure to the benefit of Landlord, its successors and assigns, and Tenant, its successors and assigns. All references to "Landlord" and "Tenant" shall also include their respective successors and assigns unless the context shall otherwise require.

                                   ARTICLE 38

       CAPTIONS, TABLE OF CONTENTS AND INVALIDITY OF PARTICULAR PROVISIONS
       -------------------------------------------------------------------
     SECTION38.1    The captions of this Lease are for convenience and reference
     -----------
only and in no way define, limit or describe the scope or intent of this Lease nor in any way affect this Lease.

     SECTION38.2    The  table  of  contents  preceding this Lease but under the
     -----------
same cover is for the purpose of convenience and reference only and is not to be deemed or construed in any way as part of this Lease, nor as supplemental thereto or amendatory thereof.

     SECTION38.3    If  any  term  or provision of this Lease or the application
     -----------
thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

                                   ARTICLE 39

                           CONSTRUCTION OF THIS LEASE
                           --------------------------
     This Lease shall be given a fair and reasonable construction in accordance with the intentions of the parties hereto, and without regard to or aid of canons requiring construction against the party drawing this Lease.

                           [NEXT PAGE SIGNATURE PAGE]

     IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be executed by their duly authorized officers and their respective corporate seals to be hereunto affixed, intending to be legally bound hereby.


                                  RUDY'S  THERMO-NUCLEAR  DEVICES

                                  By:  No  Load,  Inc.,  its  general  partner
ATTEST:
/s/  Joanne  Hetherington         By:  /s/    Richard  Hetherington
-------------------------              ---------------------------
                                       Name:  Richard  Hetherington
                                       ---------------------
                                       Title: President
                                              ---------


ATTEST:                          TDL  MANUFACTURING,  INC.


/s/  Elliot  Lutzker               By:     /s/Dennis  Sunshine
--------------------                       -------------------
                                   Name:   Dennis  Sunshine
                                           ----------------
                                   Title:  CEO
                                           ---

ATTEST:                           TULIP  DEVELOPMENT  LABORATORY,  INC.
                                  -------------------------------------


/s/  Elliot  Lutzker               By:     /s/  Dennis  Sunshine
--------------------                       ---------------------
                                   Name:  Dennis  Sunshine
                                          ----------------
                                   Title: CEO
                                          ---

------

                                    EXHIBIT A
                                    ---------


                                Legal Description
                                -----------------

                                    EXHIBIT B
                                    ---------


                               Landlord's Storage
                               ------------------

                                    EXHIBIT C
                                    ---------


                             Permitted Encumbrances
                             ----------------------